     401K SAVINGS AND INVESTMENT PLAN SPECIFICATIONS

     The following plan specifications are provided merely to assist in the preparation of the legal document necessary for the establishment of the savings and investment plan. While counsel should feel free to make any changes he considers appropriate, certain provisions have been included in these plan specifications to comply with applicable law and regulations of the U.S. Treasury and Labor Departments, including the Tax Reform Act of 1986.

                NEW JERSEY STEEL CORPORATION

                    THRIFT SAVINGS PLAN

                     (AS AMENDED 1994)

                        TABLE OF CONTENTS

                                                       Page No.

ARTICLE 1 - DEFINITIONS

     1.01      Account

     1.02      Anniversary Date

     1.03      Annuity Starting Date

     1.04      Applicable Computation Period

     1.05      Beneficiary

     1.06      Board of Directors

     1.07      Committee

     1.08      Company

     1.09      Compensation

     1.10      Controlled or Affiliated Service Group

     1.11      Disability

     1.12      Effective Date/Supplemental Effective Date

     1.13      Election Period

     1.14      Employee/Eligible Employee/Leased Employee

     1.15      Employer

     1.16      Highly Compensated Employee

     1.17      Internal Revenue Code or Code

     1.18      Nonhighly Compensated Employee

     1.19      Participant

     1.20      Plan

     1.21      Plan Year

     1.22      Protected Spouse

     1.23      Qualified Domestic Relations Order

     1.24      Retirement

     1.25      Retirement Dates

     1.26      Service (Break-in-Service - Month of Service -
                 Year of Service - Hour of Employment)

     1.27      Trust Agreement

     1.28      Trustee

     1.29      Trust Fund

     1.30      Valuation Date



ARTICLE 2 - ELIGIBILITY AND PARTICIPATION

     2.01      Eligibility for Participation

     2.02      Change in Employment Status

                        TABLE OF CONTENTS


                                                       Page No.

ARTICLE 3 - CONTRIBUTIONS

     3.01      Elective Deferral Contributions

     3.02      Reduction of Excess Elective
                 Deferral Contributions

     3.03      Matching Contributions

     3.04      Voluntary Contributions

     3.05      Contribution Changes

     3.06      Discontinuance of Contributions

     3.07      Rollover Contributions from Other
                 Qualified Plans

     3.08      Transfer of Assets from Other
                 Qualified Plans

     3.09      Deposit of Contributions

     3.10      Payment of Expenses



ARTICLE 4 - CONTRIBUTIONS LIMITATIONS

     4.01      $7,000 Limitation on Elective
                 Deferral Contributions

     4.02      Limitation on Elective Deferral, Matching
                and/or Voluntary Contributions

     4.03      Limitation on Allocations



ARTICLE 5 - MAINTENANCE OF ACCOUNTS, INVESTMENT FUNDS AND
            VALUATION OF THE TRUST FUND

     5.01      Maintenance of Accounts

     5.02      Investment Election

     5.03      Investment Funds

     5.04      Valuation of Trust Fund

     5.05      Allocation of Investment Earnings and
                 Expenses



ARTICLE 6 - BENEFITS PAYABLE UPON TERMINATION OF EMPLOYMENT

     6.01      Upon Retirement

     6.02      Upon Disability

     6.03      Upon Death

     6.04      Upon Other Termination of Employment

     6.05      Reemployment and Repayment of Benefits

                        TABLE OF CONTENTS

                                                       Page No.

ARTICLE 7 - DISTRIBUTION OF BENEFITS

     7.01      Claim Procedure For Benefits

     7.02      Commencement of Benefits

     7.03      Method and Form of Payment of Benefits

     7.04      Disposition of Unclaimed Benefits

     7.05      Non-Assignability

     7.06      Substitute Payee

     7.07      Satisfaction of Liability

     7.08      Direct Rollover to Eligible Retirement Plans

     7.09      Waiver of 30 Day Notice Requirement



ARTICLE 8 - ADMINISTRATION OF THE PLAN

     8.01      Assignment of Administrative Authority

     8.02      Organization and Operation of the Committee

     8.03      Authority and Responsibility

     8.04      Records and Reports

     8.05      Required Information

     8.06      Fiduciary Liability

     8.07      Payment of Expenses

     8.08      Indemnification

     8.09      Qualified Domestic Relations Orders



ARTICLE 9 - AMENDMENT AND TERMINATION

     9.01      Amendment

     9.02      Termination

     9.03      Vesting Upon Termination

     9.04      Distribution of Benefits After Termination



ARTICLE 10 - PARTICIPATING COMPANIES

     10.01     Adoption by Other Entities

     10.02     Alternative Provisions

     10.03     Right to Withdraw (Plan Spinoff)

     10.04     Procedure Upon Withdrawal

                        TABLE OF CONTENTS

                                                       Page No.


ARTICLE 11 - TOP-HEAVY PROVISIONS

     11.01     Definition of Top-Heavy and Super Top-Heavy

     11.02     Definition of Key Employee

     11.03     Minimum Employer Contribution
     [11.03    Allocation of Contributions
               [  and Forfeitures]]

     [11.04      Minimum Vesting]

11.04/11.05    Limitation of Allocations



ARTICLE 12 - WITHDRAWAL OF FUNDS DURING EMPLOYMENT

     12.01     Withdrawals from Elective Deferral
                  Contribution Account

     12.02     Withdrawals from Matching and Regular
                 Contribution Accounts

     [12.02    Withdrawals from Matching
                 Contribution Account

     [12.03    Withdrawals from Regular Contribution
                 Account

     12.0[ ]   Withdrawals from Rollover Account

     12.0[ ]   Withdrawals from Transfer Account

     12.0[ ]   Withdrawals from Voluntary
                 Contribution Account

     12.0[ ]   Withdrawals from Participating
                 Contribution Account

     12.0[ ]   Withdrawals from Qualified Matching
                 Contribution and Qualified Nonelective
                 Contribution Accounts

     12.0[ ]   Financial Hardship Rules

     12.0[ ]   General Withdrawal Rules

[ARTICLE 13 - LOANS

     [13.01    Activation of Loan Provisions]

13.01/13.02    Amount of Loans and Terms of Repayment]]


USE APPLICABLE GENERAL PROVISIONS LISTING

[ARTICLE 13 - GENERAL PROVISIONS

     13.01     Exclusiveness of Benefits

     13.02     Limitation of Rights

     13.03     Limitation of Liability and Legal Actions

     13.04     Construction of Agreement

     13.05     Title to Assets

     13.06     Severability

     13.07     Titles and Headings

     13.08     Counterparts as Original

     13.09     Merger of Plans

[    13.10     Special Rules with Respect to
                 Owner-Employees

[    13.1[ ]   Internal Revenue Service Approval]
     ]

[ARTICLE 14 - GENERAL PROVISIONS

     14.01     Exclusiveness of Benefits

     14.02     Limitation of Rights

     14.03     Limitation of Liability and Legal Actions

     14.04     Construction of Agreement

     14.05     Title to Assets

     14.06     Severability

     14.07     Titles and Headings

     14.08     Counterparts as Original

     14.09     Merger of Plans

[    14.10     Special Rules with Respect to
                 Owner-Employees     ]
[    14.1[ ]   Internal Revenue Service Approval]
     ]

                    NEW JERSEY STEEL CORPORATION

                         THRIFT SAVINGS PLAN

                          (AS AMENDED 1994)


                         STATEMENT OF PURPOSE


New Jersey Steel Corporation has had in effect since January 1, 1981 the New Jersey Steel Corporation Thrift Savings Plan, to which it made contributions for the purpose of sharing its profits with its employees in order to provide for the accumulation of funds for the benefit of eligible employees and their beneficiaries in the manner and to the extent set forth in such plan, which plan was fully restated in 1983, 1984, 1985 and 1989.

The New Jersey Steel Corporation Thrift Savings Plan (As Amended
1994), hereinafter set forth, and its related trust agreement, constitutes an amendment in its entirety to said plan which is continued effective as of January 1, 1994 with respect to employees and participants who had not yet retired, terminated employment or died as of such date. The rights of anyone covered under the plan prior to January 1, 1994, who retired, terminated employment or died before that date, shall be determined in accordance with the terms and provisions of the plan in effect on the date of such retirement, termination of employment or death, except as otherwise specifically provided herein.

Unless otherwise provided herein, those provisions added or amended to comply with the Tax Reform Act of 1986 required to be effective as of January 1, 1987 or January 1, 1989 shall be effective as of such date.


                                    ARTICLE 1

                                   DEFINITIONS


For purposes of the Plan, the following words and phrases shall have the following meanings unless a different meaning is plainly required by the context. Wherever used, the masculine pronoun shall include the feminine pronoun and the feminine pronoun shall include the masculine and the singular shall include the plural and the plural shall include the singular.

1.01 "Account"

     The interest of a Participant in the Trust Fund as represented by his accounts as designated below.

     (a)  "Basic Elective Deferral Contribution Account" (Account
A) - Portion of Trust Fund attributable to a Participant's Basic Elective Deferral Contributions in accordance with the provisions of Section 3.01 and the provisions of the Plan in effect prior to the Supplemental Effective Date.

     (b) "Matching Contribution Account" (Account B) - Portion of Trust Fund attributable to the Company's

          (i) Matching Contributions in accordance with the provisions of Subsection 3.03(a) and with the provisions of the Plan in effect prior to the Supplemental Effective Date; and

          (ii) Additional Matching Contributions in accordance with the provisions of Subsection 3.03(b) and with the provisions of the Plan in effect prior to the Supplemental Effective Date.

     (c)  "Supplemental Elective Deferral Contribution Account"
(Account C)  -  Portion of Trust Fund attributable to a
Participant's Basic Elective Deferral Contributions in accordance with the provisions of Section 3.01 and the provisions of the Plan in effect prior to the Supplemental Effective Date.

     (d)  "Participating Contribution Account" (Account D)  -
Portion of Trust Fund attributable to a Participant's
Participating Contributions in accordance with the provisions of the Plan in effect prior to the Supplemental Effective Date.

     (e)  "Voluntary Contribution Account" (Account E)  -
Portion of Trust Fund attributable to a Participant's Voluntary
Contributions in accordance with the provisions of Section 3.04 and the provisions of the Plan in effect prior to the Supplemental Effective Date.

     (f)  "Qualified Matching Contribution Account" (Account F)
- - - - - - Portion of Trust Fund attributable to the Company's Qualified Matching Contributions in accordance with the provisions of Subsection 3.03(b).

     (g)  "Qualified Nonelective Contribution Account" (Account
G)  -  Portion of Trust Fund attributable to the Company's
Qualified Nonelective Contributions in accordance with the provisions of Subsection 3.03(c).

     (h) "Rollover Account" - Portion of Trust Fund attributable to funds rolled over from another qualified plan in accordance with Section 3.07.

     (i) "Transfer Account" - Portion of Trust Fund attributable to the Company's contributions during a Participant's participation under another qualified plan and transferred in accordance with the provisions of Section 3.08.

1.02 "Anniversary Date"

     Each January 1 after the Effective Date.

1.03 "Annuity Starting Date"

     The first day of the first period for which an amount is payable as an annuity. If a benefit is not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

1.04 "Applicable Computation Period"

     (a) For purposes of Hours of Employment for eligibility in accordance with Section 2.01, an Eligible Employee's first Applicable Computation Period shall be the period beginning as of the first day of the month during which a person first completed an Hour of Employment with an Employer and ending on the anniversary of the last day of such month. Thereafter, such Eligible Employee's Applicable Computation Period shall be each Plan Year, commencing with the Plan Year which begins after the date he first completed an Hour of Employment.

     (b) For purposes of contributions in accordance with Articles 3 and 11, Applicable Computation Period shall be a Plan
Year.

     (c) For all other purposes, Applicable Computation Period shall be the 12-month period beginning as of the first day of the month during which a person first completed an Hour of Employment with the Employer and each anniversary thereof.

1.05 "Beneficiary"

     The person designated to receive benefits payable under the Plan in the event of death. In the event a Beneficiary is not designated, the Participant's surviving spouse shall be deemed his Beneficiary or in the absence of a surviving spouse, the benefits shall be paid to the Participant's estate.

1.06 "Board of Directors"

     The Board of Directors of New Jersey Steel Corporation or, if the Company is a non-incorporated entity, such governing body as the Company shall direct.

1.07 "Committee"

     The persons appointed in accordance with Section 8.01 to administer the Plan. In the absence of such designation, the Company shall serve as the Committee and in such case all references herein to the Committee shall be deemed a reference to the Company.

1.08 "Company"

     (a) New Jersey Steel Corporation and any successor which shall maintain this Plan; and

     (b) any other business entity which duly adopts the Plan with the approval of the Board of Directors.

1.09 "Compensation"

     (a) Unless otherwise indicated, for purposes of Sections 3.01, 3.03 and 3.04, the amount described in Subsection (c), exclusive of any (i) amount which is paid by the Employer but not by the Company; (ii) amount paid by the Company for any period during which the Participant's employment status did not meet the requirements of Section 1.14 and (iii) amount paid before an Eligible Employee was eligible to become a Participant in accordance with Section 2.01. For purposes of Section 3.01, third party insurance payments shall be excluded.

     (b) For purposes of Section 4.03, the Participant's wages for the Plan Year paid by the Employer of the type reported in box 10 of Form W-2 (1991). Such wages shall include amounts within the meaning of Section 3401(a) of the Code plus any other amounts paid to the Participant by the Employer for which the Employer is required to furnish a written statement under Section 6041(d) and 6051(a)(3) of the Code, determined without regard to any rules that limit the amount required to be reported based on the nature or location of the employment or services performed, exclusive of

          (i)  severance pay on a non payroll basis;

          (ii) non-qualified deferred compensation payments;

          (iii)     any amounts paid or reimbursed by the
Employer for moving expenses which the Employer reasonably believes at the time of such payment to be deductible by the Employee under Section 217 of the Code; and

          (iv) welfare benefits, fringe benefits (cash and non-cash), reimbursements of other expense allowances, moving expenses and deferred compensation.

     (c) For purposes of Sections 1.16 and 4.02 and Article 11, the amount described in Subsection (b) increased by the amount of any contributions made by the Employer under any salary reduction or similar arrangement to a qualified deferred compensation, pension or cafeteria plan, contributions to a simplified employee pension plan described in Section 408(k) of the Code, contributions towards the purchase of an annuity contract described in Section 403(b) of the Code, compensation deferred under a deferred compensation plan within the meaning of Section 457(b) of the Code and Employee contribution (under governmental plans described in Section 414(h)(2) of the Code which are picked up and treated as Employer contributions. For purposes of
Section 1.16, the amount described above shall be for the applicable period for making the determination of Highly Compensated Employees.

     In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

     If compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for the determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

     For Plan Years beginning before January 1, 1994, the
Compensation limitation shall be determined in accordance with the provisions of the Plan in effect prior to this restatement.

1.10 "Controlled or Affiliated Service Group"

     (a) "Controlled Group" - Any group of business entities under common control, including but not limited to proprietorships and partnerships, or a controlled group of corporations within the meaning of Sections 414(b), (c) and (o) of the Code. For purposes of Section 4.03, the phrase "more than 50%" is substituted for the phrase "at least 80%" each place it appears in Section 1563(a)(1) of the Code.

     (b) "Affiliated Service Group" - Any group of business entities within the meaning of Section 414(m) of the Code.

1.11 "Disability"

     Any physical or mental condition which may reasonably be expected to be permanent and which renders the Participant incapable of continuing as an Eligible Employee for his customary
Hours of Employment.

1.12 "Effective Date"

     January 1, 1981, the date as of which the Plan was established.

     "Supplemental Effective Date"

     January 1, 1994, the last date as of which the Plan was amended in its entirety.

     Unless otherwise provided herein, those provisions added or amended to comply with the Tax Reform Act of 1986 required to be effective as of January 1, 1987 or January 1, 1989 shall be effective as of such date.

1.13 "Election Period"

     The period commencing 90 days before the Annuity Starting
Date and ending on such Annuity Starting Date.

1.14 "Employee"

     Any person in the employ of the Company.

     Leased Employees shall be included as Employees unless (i) such individual is covered by a money purchase pension plan providing (A) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed by the employer pursuant to a salary reduction agreement which are excludable from the Leased Employee's gross income under Section 125, 402(a)(8), 403(h) or 403(b) of the Code; (B) immediate participation; and (C) full and immediate vesting; and (ii) Leased Employees do not constitute more than 20% of the Employer's Nonhighly Compensated Employee workforce.

     "Eligible Employee"

     An Employee for whom the Company is required to contribute Federal Insurance Contributions Act taxes excluding persons (a) who are Leased Employees or (b) under the jurisdiction of a collective bargaining unit (i) having a pension or profit-sharing plan to which the Company is required to contribute under the terms of the collective bargaining agreement or (ii) for whom retirement benefits were the subject of good faith bargaining.

     Notwithstanding the above, Leased Employees shall be included in the definition of Eligible Employee if the requirements of Section 414(n)(2) of the Code require such inclusion in order to meet the plan qualification requirements enumerated in Section 414(n) and then only if the coverage requirements of Section 410(b) of the Code would otherwise not be met.

     "Leased Employee"

     Any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

1.15 "Employer"

     The Company and any other business entity in a Controlled or Affiliated Service Group which includes the Company.

1.16 "Highly Compensated Employee"

     (a) An Employee who is a Highly Compensated Active Employee or a Highly Compensated Former Employee.

     (b) A Highly Compensated Active Employee is any Employee who performs Service with the Employer during the Determination
Year and is described in either the Look-back Year Group or the Determination Year Group or both such groups.

          (i)  The Look-back Year Group includes any Employee who
(A) was at any time during the Look-back Year a 5% owner, as defined in Section 416(i)(1) of the Code; (B) received Compensation from the Employer in excess of $75,000; (C) received Compensation from the Employer in excess of $50,000 and was in the Top-Paid Group, as defined in Section 414(q) of the Code, of Employees for such Look-back Year; or (D) was at any time an officer and received Compensation greater than 50% of the maximum dollar limitation under Section 415(b)(1)(A) of the Code.

               The 415(b)(1)(A) limitation and the $75,000 and $50,000 thresholds set forth above shall be adjusted annually for increases in the cost-of-living in accordance with Section 415(d) of the Code, effective as of January 1 of the calendar year such increase is promulgated and applicable to the Plan Year which begins with or within such calendar year.

          (ii) The Determination Year Group includes any Employee who (A) was at any time during the Determination Year a 5% owner, as defined in Section 416(i)(1) of the Code; or (B) is both (1) described in Subparagraphs (i)(B), (i)(C) or (i)(D) above substituting the Determination Year for the Look-back Year; and
(2) a member of the group consisting of the 100 Employees paid the greatest Compensation during the Determination Year of reference.

     (c)  A Highly Compensated Former Employee for a
Determination Year is any former Employee who separated from Service prior to such Determination Year and was a Highly
Compensated Active Employee for either the year in which such Employee separated from Service or any Determination Year ending on or after such Employee's 55th birthday.

     (d) For purposes of this definition, the following shall be applicable:

          (i) The Determination Year is the applicable Plan Year for which a determination is being made and the Look-back Year is the 12-month period immediately preceding such Plan Year.

          (ii) If there are no officers as described above in either the Determination Year or the Look-back Year, then the highest paid officer of the Employer in each such year shall be deemed a Highly Compensated Employee with respect to such year.

          (iii)     The determination of Highly Compensated
Employees, including the determinations of the number and identity of Employees in the Top-Paid Group, the top 100
Employees and the number of Employees treated as officers shall be governed by Section 414(q) of the Code and Treasury Regulation
1.414(q)-1T.

          (iv) The Compensation and contributions under the Plan of a Highly Compensated Employee who is a 5% owner or in the group consisting of the 10 Highly Compensated Employees paid the greatest Compensation during any Determination Year or Look-back Year shall be determined by aggregating such amounts with the Compensation and contributions of each other Employee who is the spouse, lineal ascendant or descendant or spouse of a lineal ascendant or descendant of such Highly Compensated Employee.

     (e) The Company may make the following elections as provided for in Treasury Regulation 1.414(q)-1T:

          (i)  the special rule for determining Highly
Compensated Former Employees who separated from Service before January 1, 1987 in accordance with Treasury Regulation
1.414(q)-1T, Q&A 4(d). However, once such an election is made it may not be changed without the consent of the Commissioner;

          (ii) the calendar year election for the Look-back Year in accordance with Treasury Regulation 1.414(q)-1T, Q&A 14(b);

          (iii) the modification on a consistent and uniform basis of the permissible age and service exclusions in accordance with Treasury Regulation 1.414(q)-1T, Q&A 9(b)(2);

          (iv) the inclusion of employees covered under a collective bargaining agreement in accordance with Treasury
Regulation 1.414(q)-1T, Q&A 9(b)(2);

          (v) the inclusion of leased employees in determining the highly compensated group in accordance with Treasury
Regulation 1.414(q)-1T, Q&A 7(b)(4); and

          (vi) the transitional rule in accordance with Treasury
Regulation 1.414(q)-1T, Q&A 15.

1.17 "Nonhighly Compensated Employee"

     An Employee who is not deemed to be a Highly Compensated
Employee.

1.18 "Internal Revenue Code" or "Code"

     The Internal Revenue Code of 1986, and any amendments thereto.

1.19 "Participant"

     (a) An Eligible Employee who participates under the Plan in accordance with Section 2.01.

     (b)  Each other Eligible Employee or former Eligible
Employee for whom an Account is maintained.

1.20 "Plan"

     The plan of the Company, as herein set forth and as from time to time supplemented and amended, which Plan is intended to be a profit-sharing plan for purposes of Sections 401(a), 402, 412 and 417 of the Code.

1.21 "Plan Year"

     A period of 12 consecutive months commencing on the Effective Date and each Anniversary Date thereof.

1.22 "Protected Spouse"

     The spouse to whom the Participant had been legally married on the date of the Participant's death.

1.23 "Qualified Domestic Relations Order"

     A domestic relations order as defined in Section 8.09 in accordance with Section 414(p) of the Code.

1.24 "Retirement"

     The termination of employment of a Participant on his Normal or Deferred Retirement Date.

1.25 "Retirement Dates"

     (a)  "Normal Retirement Date" - The date on which the
Participant attains age 65.

     (b) "Deferred Retirement Date" - The first day of any month subsequent to the Participant's Normal Retirement Date.

1.26 "Service"

     (a)  All periods of employment with an Employer.

          A period of employment begins as of the date the Employee first completes an Hour of Employment for the Employer and ends on the earlier of the date the Employee resigns, is discharged, retires or dies or, if the Employee is absent for any other reason, on the first anniversary of the first day of such absence (with or without pay) from the Employer. If an Employee is absent for any reason and returns to the employ of the Employer before incurring a Break-in-Service, as provided in Subsection (b), he shall receive credit for his period of absence up to a maximum of 12 months. Service subsequent to a Break-in-Service will be credited as a separate period of employment.

     (b) "Break-in-Service" - A period of 12-consecutive months during which an Employee fails to accrue an Hour of Employment with the Employer. Such period begins on the earlier of the date the Employee resigns, is discharged, retires or dies or, if the Employee is absent for any other reason, on the first anniversary of the first day of such absence (with or without pay) from the Employer. If an Employee is absent by reason of (i) the pregnancy of the Employee, (ii) the birth of a child of the Employee, (iii) the placement of a child with the Employee in connection with an adoption of such child by such Employee, or
(iv) caring for such child immediately following such birth or placement, such Employee will not be treated as having retired, resigned or been discharged and the period between the first and second anniversary of the first day of such absence shall not be deemed a Break-in-Service.

     (c) "Month of Service" - A calendar month any part of which is in a period of employment or credited absence.

     (d)  "Year of Service" - Unless otherwise indicated, 12
Months of Service.

     (e)  "Hour of Employment"

          (i) For an Employee paid on an hourly basis or for whom hourly records of employment are required to be maintained, each hour for which the person is directly or indirectly paid or entitled to payment for the performance of duties or for the period of time when no duties are performed, irrespective of whether the employment relationship has terminated, such as vacation, holiday or illness.

          (ii) For an Employee paid on a non-hourly basis or for whom hourly records of employment are not required to be maintained, each week for which the person is directly or indirectly paid or entitled to payment shall be equal to 45 Hours of Employment.

          (iii) A person shall receive an Hour of Employment for each hour for which back pay has been awarded or agreed to irrespective of mitigation of damages, provided that each such hour shall be credited to the Applicable Computation Period to which it pertains, rather than the Applicable Computation Period in which the award or agreement is made, and further provided that no such award or agreement shall have the effect of crediting an Hour of Employment for any hour for which the person previously received credit under (i) or (ii) above.

          (iv) Notwithstanding the foregoing, Hours of Employment shall be computed and credited in accordance with Department of Labor Regulation 2530.200b-2, Subparagraphs (b) and (c).

     (f) An Employee shall receive credit for the period of his employment with another business entity to which he had been transferred by the Company solely for purposes of determining his vested interest in accordance with Section 6.04.

1.27 "Trust Agreement"

     The instrument executed by the Company and the Trustee fixing the rights and liabilities of each with respect to holding and administering the Trust Fund, which instrument shall be incorporated by reference into this Plan.

1.28 "Trustee"

     The Trustee or any successor Trustee, appointed by the Board of Directors, acting in accordance with the terms of the Trust
Agreement.

1.29 "Trust Fund"

     All assets held by the Trustee for the purposes of the Plan in accordance with the terms of the Trust Agreement.

1.30 "Valuation Date"

     The last day of each calendar month or such other dates as the Committee may determine from time to time.

                                    ARTICLE 2

                          ELIGIBILITY AND PARTICIPATION


2.01 Eligibility for Participation

     An Eligible Employee may become a Participant upon satisfaction of the following requirements, provided he elects to contribute in accordance with Section 3.01 or 3.04.

     (a)  Each Eligible Employee on the Supplemental Effective
Date who was a Participant of the Plan shall continue as a Participant as of the Supplemental Effective Date.

     (b) Each other Eligible Employee shall become a Participant as of the Supplemental Effective Date or the January or July 1 coincident with or next following the first day of the month during which he completes one Year of Service. For purposes of this Section, Year of Service shall mean an Applicable Computation Period in which the Employee completes 1,000 Hours of Employment with the Employer.

     (c) If a former Participant is reemployed, he shall be eligible to resume his participation as of the date of his reemployment or any subsequent January or July 1.

2.02 Change in Employment Status

     (a) In the event a Participant ceases to be an Eligible Employee as the result of becoming part of an excluded class, only Compensation up to the date he ceased to be an Eligible Employee shall be considered for purposes of contributions in accordance with Article 3. Such Employee shall remain a Participant but shall not be permitted to contribute in accordance with Article 3 or share in any Company contributions or forfeitures allocated in accordance with Article 3 for the period beyond the date he ceased to be an Eligible Employee.

          In the event such Participant returns to an eligible class and again becomes an Eligible Employee, he shall be permitted to share in Company contributions [or forfeitures] allocated in accordance with Article 3 as of the date he again became an Eligible Employee and may elect to comply with the provisions of Section 3.01 as of such date or any subsequent January or July 1. Only Compensation from the date he again became an Eligible Employee shall be considered for purposes of such contributions.

     (b) If a person otherwise satisfied the eligibility requirements of Section 2.01 and subsequently becomes an Eligible
Employee, he shall be eligible to become a Participant as of the date he became an Eligible Employee.

     (c) In the event a collective bargaining agreement is entered into between the Company and a representative for any class of Employees in the employ of the Company subsequent to the [Supplemental ]Effective Date, eligibility for participation in the Plan by such Employees who are not Participants shall not be extended beyond the effective date of the collective bargaining agreement unless the agreement extends participation in the Plan to such Employees. The provisions of Subsection (a) shall apply to those Employees who are currently Participants.

                                    ARTICLE 3

                                  CONTRIBUTIONS


3.01 Elective Deferral Contributions

     (a) Basic Elective Deferral Contributions - A Participant may, when first eligible or as of any subsequent January or July 1 elect to save, through pay reduction each payroll period, no less than 1% nor more than 4%, in whole percentages, of that portion of his Compensation attributable to such payroll period.

     (b) Supplemental Pay Conversion Contributions - Each Participant contributing the maximum under Subsection (a), may, as of any January or July 1 elect to save, through pay reduction each payroll period, an additional amount of no less than 1% nor more than 11%, in whole percentages, of that portion of his Compensation attributable to such payroll period.

     (c) Lump Sum Pay Conversion Contribution - Each Participant who has not contributed the maximum under Subsection (b) may also elect to save, through payroll reduction taken from such Participant's final paycheck for the Plan Year of reference, a lump sum amount that when combined with the total amount of pay conversion contributions he made in accordance with Subsections
(a) and (b) during such Plan Year does not exceed 15% of his Compensation for such Plan Year.

          (i) The portion of the Participant's lump sum contribution that when combined with the total amount contributed in accordance with Subsection (a) during the Plan Year of reference does not exceed 4% of his Compensation for such Plan
Year shall be deemed as a Basic Elective Deferral Contribution and credited to the Participant's Basic Elective Deferral
Contribution Account.

          (ii) The portion of the Participant's lump sum contribution that when combined with the total amount contributed in accordance with Subsection (a) during the Plan Year of reference exceeds 4% of his Compensation for such Plan Year shall be deemed as a Supplemental Elective Deferral Contribution and credited to the Participant's Basic Elective Deferral
Contribution Account.

     (d) Such contributions shall take the form of before tax contributions (hereinafter known as "Elective Deferral Contributions"), shall be deemed to be Company contributions for purposes of Section 414(h) of the Code and shall be subject to the limitations on Elective Deferral Contributions under Sections
4.01 and 4.02 and the limitations on annual additions under
Section 4.03.

     (e)  Rules Governing Elections

          (i) An initial written election must be made by an Eligible Employee and submitted to the Committee at least 30 days (or such other period as the Committee may fix from time to time) prior to the first date the Eligible Employee would be eligible to become a Participant of the Plan in accordance with Section 2.01.

          (ii) An election, once made, shall remain in effect until subsequently changed by the Eligible Employee in accordance with the provisions of Section 3.05 or 3.06.

3.02 Reduction of Excess Elective Deferral Contributions

     If Elective Deferral Contributions under Section 3.01 are projected to exceed the limitations of Sections 4.01 or 4.02 at any time during a Plan Year, the Committee, in a good faith effort to comply with such limitations, retains the right to reduce the rate of elective deferrals made by Highly Compensated Employees. Such reduction shall be made in the sole discretion of the Committee and for purposes of Section 4.02 shall be accomplished by progressively reducing the Elective Deferral Contributions of those Highly Compensated Employees with the highest deferral percentage until the limitations are met.

     USE IF PARTIAL MATCH

     Contributions made prior to the date of such reduction shall be deemed to be made pro rata throughout the Plan Year of reference for purposes of entitlement to a Matching Contribution under Section 3.03.

3.03 Matching Contributions

     Subject to the limitations on annual additions under Section
4.03, the Company shall contribute the following amounts:

     FULLY MATCHED ELECTIVE DEFERRAL CONTRIBUTIONS

          FIXED PERCENTAGE RATE MATCH

     (a)  Matching Contributions - [25%][33%][50%][100%][  %] of
each Participant's Elective Deferral Contributions with respect to Elective Deferral Contributions which are not required to be restricted under Sections 3.02, 4.01 or 4.02. No Matching Contribution will be provided in excess of the limitations under Subsections 4.02(b) and (c).

          DISCRETIONARY PERCENTAGE RATE MATCH - DELETE BRACKETED
PHRASE IF ALLOCATED TO ALL CONTRIBUTING MEMBERS

     (a) Matching Contributions - An amount equal to a designated percentage rate of each Participant's Elective Deferral Contributions with respect to Elective Deferral Contributions which are not required to be restricted under Sections 3.02, 4.01 or 4.02. [Such Matching Contributions shall be allocated to Participants in the employ of [the][such] Company on the last business day of such Plan Year. ]No Matching Contribution will be provided in excess of the limitations under Subsections 4.02(b) and (c).

          Such percentage rate shall be determined by the Company and announced to the Eligible Employees [prior to the beginning][after the end] of the Plan Year of reference.

          RANGE OF PERCENTAGE RATE MATCH - DELETE BRACKETED
PHRASE IF ALLOCATED TO ALL CONTRIBUTING MEMBERS

     (a) Matching Contributions - An amount equal to a designated percentage rate, within the range of [ %][25%] to [ %][100%] of each Participant's Elective Deferral Contributions with respect to Elective Deferral Contributions which are not required to be restricted under Sections 3.02, 4.01 or 4.02. [Such Matching Contributions shall be allocated to Participants in the employ of [the][such] Company on the last business day of such Plan Year. ]No Matching Contribution will be provided in excess of the limitations under Subsections 4.02(b) and (c).

          Such percentage rate shall be determined by the Company and announced to the Eligible Employees [prior to the beginning][after the end] of the Plan Year of reference.

          MINIMUM PERCENTAGE RATE MATCH

     (a) Matching Contributions - A minimum of [ %][10%] of each Participant's Elective Deferral Contributions with respect to Elective Deferral Contributions which are not required to be restricted under Sections 3.02, 4.01 or 4.02. No Matching Contribution will be provided in excess of the limitations under Subsections 4.02(b) and (c).

          Notwithstanding the foregoing, the Company may, in its sole discretion, increase the percentage rate of its Matching Contributions for any Plan Year. If applicable, such increased percentage rate shall be determined and announced to the Eligible Employees prior to the beginning of the Plan Year of reference.

          USE IF MUST BE EMPLOYED ON LAST DAY OF PLAN YEAR

          IF DISABILITY (SECTION 6.02), USE BRACKETED WORD IN FIRST PARAGRAPH OF THE FOLLOWING MATERIAL AND OMIT BRACKETED WORD IN SECOND PARAGRAPH - IF NO DISABILITY (SECTION 6.02), OMIT BRACKETED WORD IN FIRST PARAGRAPH AND INCLUDE BRACKETED WORD IN SECOND PARAGRAPH

          Notwithstanding the foregoing provision, a Participant otherwise eligible shall share in such Matching Contributions for the Plan Year of (i) his Retirement[, Disability] or death, (ii) the commencement of a Leave of Absence authorized by the Company or (iii) his transfer to another business entity to which such Participant had been transferred by the Company, even if the Participant is not in the employ of a Company on the last business day of such Plan Year.

          As used herein, Leave of Absence shall mean a leave granted for pregnancy, [Disability,] sickness, death or any other family obligation or status; personal or family hardship or special business circumstances; educational purposes; and/or civic, charitable or governmental services, provided that all Eligible Employees under similar circumstances shall be treated in a similar manner.

     ADDITIONAL AND QUALIFIED MATCH - ALWAYS USE

          DELETE BRACKETED PHRASE IF ALLOCATED TO ALL
CONTRIBUTING MEMBERS

     (b) Additional Matching Contributions - For any Plan Year, [the][any] Company may contribute such additional amounts as it shall determine. Such additional Matching Contributions shall be allocated to Participants [in the employ of [the][such] Company on the last business day of such Plan Year ]in the same proportion that the Elective Deferral Contributions of each such Participant for such Plan Year bears to the aggregate Elective Deferral Contributions of all Participants for such Plan Year.

          Qualified Matching Contributions - For any Plan Year, [the][any] Company may contribute such additional amounts as it shall determine. Such Qualified Matching Contributions shall be allocated to those Participants who are Nonhighly Compensated Employees[ in the employ of [the][such] Company on the last business day of such Plan Year,] in the same proportion that the Elective Deferral Contributions of each such Participant for such Plan Year bears to the aggregate Elective Deferral Contributions of all such Participants for such Plan Year.

          Such contributions shall be subject to Treasury
Regulation 1.401(k)-1(g)(7).

          IF DISABILITY (SECTION 6.02), USE BRACKETED WORD IN FIRST PARAGRAPH OF THE FOLLOWING MATERIAL AND OMIT BRACKETED WORD IN SECOND PARAGRAPH - IF NO DISABILITY (SECTION 6.02), OMIT BRACKETED WORD IN FIRST PARAGRAPH AND INCLUDE BRACKETED WORD IN SECOND PARAGRAPH

          Notwithstanding the foregoing provision, a Participant otherwise eligible shall share in such Additional or Qualified Matching Contributions for the Plan Year of (i) his Retirement[, Disability] or death, (ii) the commencement of a Leave of Absence authorized by the Company or (iii) his transfer to another business entity to which such Participant had been transferred by the Company, even if the Participant is not in the employ of [a][the] Company on the last business day of such Plan Year.

          As used herein, Leave of Absence shall mean a leave granted for pregnancy, [Disability,] sickness, death or any other family obligation or status; personal or family hardship or special business circumstances; educational purposes; and/or civic, charitable or governmental services, provided that all Eligible Employees under similar circumstances shall be treated in a similar manner.

     PARTIALLY MATCHED ELECTIVE DEFERRAL CONTRIBUTIONS

          FIXED PERCENTAGE RATE MATCH

     (a)  Matching Contributions - [25%][33%][50%][100%][  %] of
that portion of the Participant's Elective Deferral Contributions each payroll period which does not exceed [6%][ %] of the Participant's Compensation for such payroll period. Only Elective Deferral Contributions which are not required to be restricted under Sections 3.02, 4.01 or 4.02 shall be matched.
No Matching Contribution will be provided in excess of the limitations under Subsections 4.02(b) and (c).

          DISCRETIONARY PERCENTAGE RATE MATCH

     (a) Matching Contributions - An amount equal to a designated percentage rate of that portion of the Participant's Elective Deferral Contributions each payroll period which does not exceed [6%][ %] of the Participant's Compensation for such payroll period. Only Elective Deferral Contributions which are not required to be restricted under Sections 3.02, 4.01 or 4.02 shall be matched. No Matching Contribution will be provided in excess of the limitations under Subsections 4.02(b) and (c).

          Such percentage rate shall be determined by the Company and announced to the Eligible Employees prior to the beginning of the Plan Year of reference.

               RANGE OF PERCENTAGE RATE MATCH


     (a) Matching Contributions - An amount equal to a designated percentage rate, within the range of [ %][25%] to [ %][100%] of that portion of the Participant's Elective Deferral Contributions each payroll period which does not exceed [6%][ %] of the Participant's Compensation for such payroll period. Only Elective Deferral Contributions which are not required to be restricted under Sections 3.02, 4.01 or 4.02 shall be matched. No Matching Contribution will be provided in excess of the limitations under Subsections 4.02(b) and (c).

          Such percentage rate shall be determined by the Company and announced to the Eligible Employees prior to the beginning of the Plan Year of reference.

          MINIMUM PERCENTAGE RATE MATCH

     (a) Matching Contributions - A minimum of [ %][10%] of that portion of the Participant's Elective Deferral Contributions each payroll period which does not exceed [6%][ %] of the Participant's Compensation for such payroll period. Only Elective Deferral Contributions which are not required to be restricted under Sections 3.02, 4.01 or 4.02 shall be matched.
No Matching Contribution will be provided in excess of the limitations under Subsections 4.02(b) and (c).

          Notwithstanding the foregoing, the Company may, in its sole discretion, increase the percentage rate of its Matching Contributions for any Plan Year. If applicable, such increased percentage rate shall be determined and announced to the Eligible Employees prior to the beginning of the Plan Year of reference.

     ADDITIONAL AND QUALIFIED MATCH - ALWAYS USE

          SINGLE PLAN - DELETE BRACKETED PHRASE IF ALLOCATED TO
ALL CONTRIBUTING MEMBERS

     (b) Additional Matching Contributions - For any Plan Year, [the][any] Company may contribute such additional amounts as it shall determine. Such Additional Matching Contributions shall be allocated to Participants [in the employ of [the][such] Company on the last business day of such Plan Year ]in the same proportion that the Elective Deferral Contributions of each such Participant for such Plan Year bears to the aggregate Elective Deferral Contributions of all Participants for such Plan Year, taking into consideration only that portion of each Participant's Elective Deferral Contributions which does not exceed [6%][ %] of such Participant's Compensation for each payroll period during such Plan Year.

          Qualified Matching Contributions - For any Plan Year, [the][any] Company may contribute such additional amounts as it shall determine. Such Qualified Matching Contributions shall be allocated to those Participants who are Nonhighly Compensated Employees[ in the employ of [the][such] Company on the last business day of such Plan Year] in the same proportion that the Elective Deferral Contributions of each such Participant for such Plan Year bears to the aggregate Elective Deferral Contributions of all such Participants for such Plan Year, taking into consideration only that portion of each Participant's Elective Deferral Contributions which does not exceed [6%][ %] of such Participant's Compensation for each payroll period during such Plan Year.

          Such contributions shall be subject to Treasury
Regulation 1.401(k)-1(g)(13).

          IF DISABILITY (SECTION 6.02), USE BRACKETED WORD IN FIRST PARAGRAPH OF THE FOLLOWING MATERIAL AND OMIT BRACKETED WORD IN SECOND PARAGRAPH - IF NO DISABILITY (SECTION 6.02), OMIT BRACKETED WORD IN FIRST PARAGRAPH AND INCLUDE BRACKETED WORD IN SECOND PARAGRAPH

          Notwithstanding the foregoing provision, a Participant otherwise eligible shall share in such Additional or Qualified Matching Contributions for the Plan Year of (i) his Retirement[, Disability] or death, (ii) the commencement of a Leave of Absence authorized by the Company or (iii) his transfer to another business entity to which such Participant had been transferred by the Company, even if the Participant is not in the employ of the Company on the last business day of such Plan Year.

     (c) Qualified Nonelective Contributions - Such amount as the Company shall determine for any Plan Year, which shall be allocated to those Participants who are Nonhighly Compensated Employees in the same proportion that his Compensation bears to the aggregate Compensation of all such Participants for such Plan Year, provided the Participant is in the employ of the Company on the last business day of such Plan Year, which amount shall be credited at the end of the Plan Year.

          Such contributions shall be subject to Treasury
Regulation 1.401(k)-1(g)(13).

          Notwithstanding the foregoing provision, a Participant otherwise eligible shall be entitled to a share of the Company's Qualified Nonelective Contributions for the Plan Year of (i) his Retirement, Disability or death, (ii), the commencement or end of a Leave of Absence authorized by the Company or (iii) his transfer to another business entity to which such Participant had been transferred by the Company, even if the Participant is not in the employ of the Company on the last business day of such Plan Year.

          A Participant shall not share in the allocation of the Company's Qualified Nonelective Contributions for any Plan Year during which he terminated his employment for reasons other than specified in (i), (ii) or (iii).

          For purposes of this Subsection, Participant shall also include any Eligible Employee who would otherwise be eligible for the Plan but who declined to make contributions required under the Plan in accordance with Sections 3.01 or 3.04 at any time.

     As used herein, Leave of Absence shall mean a leave granted for pregnancy, Disability, sickness, death or any other family obligation or status; personal or family hardship or special business circumstances; educational purposes; and/or civic, charitable or governmental services, provided that all Eligible Employees under similar circumstances shall be treated in a similar manner.

3.04 Voluntary Contributions

     (a) The Committee, solely at its discretion, may elect to provide Participants[ who are Nonhighly Compensated Employees] with the option of making Voluntary aftertax contributions for each Plan Year any amount from 2% to 10%, in whole percentages, of Compensation.

     (b) The Committee may also, solely at its discretion, permit such Participants to contribute the difference between (i) 10% of such Participant's Compensation while a Participant of the Plan, and (ii) the sum of all previous Voluntary Contributions actually made by the Participant.

     (c) All contributions under this Section shall be subject to the limitations on Voluntary Contributions under Section 4.02 and the limitations on annual additions under Section 4.03.

     (d) The Committee shall promulgate such specific rules and regulations as may be required with respect to the implementation and operation of these provisions.

3.05 Contribution Changes

     A Participant may, subject to the minimum and maximum percentages as specified in Section 3.01, increase or reduce the percentage rate of his Elective Deferral Contributions and/or, if applicable, his Voluntary Contributions once during a Plan Year, as of any Anniversary Date (or as of such other dates as the Committee may fix from time to time), by written notification to the Committee at least 30 days (or such other period as the Committee may fix from time to time) prior to the effective date of such change.

3.06 Discontinuance of Contributions

     (a) A Participant may discontinue his Elective Deferral Contributions and/or, if applicable, his Voluntary Contributions at any time, but limited to once during a Plan Year, by written notification to the Committee at least 30 days (or such other period as the Committee may fix from time to time) prior to the effective date of such discontinuance.

     (b) A Participant may resume his Elective Deferral Contributions and/or, if applicable, his Voluntary Contributions] as of any subsequent Anniversary Date (or such other dates as the Committee may fix from time to time) by written notification to the Committee at least 30 days (or such other period as the Committee may fix from time to time) prior to the effective date of such resumption.

     (c) The discontinuance of Elective Deferral Contributions will automatically include a discontinuance of the Matching Contributions. A discontinuance only of the Participant's Voluntary Contributions will not affect contributions to the Participant's other accounts.

3.07 Rollover Contributions from Other Qualified Plans

     (a) The Committee may elect to provide all Eligible Employees, upon commencement of employment with the option of making a rollover contribution to the Trust Fund of all or any portion of the entire amount (including money or any other property acceptable to the Committee and Trustee) which is an eligible rollover distribution, as defined in Section 402(c)(4) of the Code and temporary Treasury Regulation 1.402(C)-2T, Q&A 3 and 4, provided such rollover contribution is either (i) a direct transfer from another qualified plan or (ii) received on or before the 60th day immediately following the date the Employee received such distribution from a qualified plan or conduit Individual Retirement Account or Annuity.

     (b) The Committee shall credit the fair market value of any rollover contribution and investment earnings attributable thereto to the Participant's Rollover Account. A Participant shall be 100% vested in his Rollover Account at all times.

     (c) An Eligible Employee who becomes a Participant by virtue of the acceptance of such rollover contribution, but who is not otherwise eligible for participation in accordance with
Section 2.01, shall not be entitled to make contributions or share in any Company contribution allocated in accordance with this Article 3 or Article 11.

     (d) The Committee may promulgate specific rules and regulations governing all aspects of this Section.

3.08 Transfer of Assets from Other Qualified Plans

     (a) The Committee may accept the direct transfer to the Trust Fund from another qualified trust fund of those assets (including money or any other property acceptable to the Committee and Trustee) attributable to a Participant's participation in any qualified plan to which such trust relates. Such transferred amounts shall not be considered annual additions for purposes of Section 4.03.

          Notwithstanding the foregoing provisions, transfers from a plan subject to Section 412 of the Code without the required spousal consent shall not be permitted.

     (b) The amount transferred shall be credited to the Participant's Accounts as determined by the Committee, taking into account the applicable vesting schedules, amounts subject to special tax treatment and withdrawal rules. Additional Transfer Accounts will be established, if required, to accommodate these objectives.

     (c) An Eligible Employee who becomes a Participant by virtue of a transfer of assets, but who is not otherwise eligible for participation in accordance with Section 2.01, shall not be entitled to make contributions or share in any Company contribution allocated in accordance with this Article 3 or
Article 11.

     (d) The Committee may promulgate specific rules and regulations governing all aspects of this Section but until promulgated, all other provisions of the Plan shall be applicable based on the Account to which such assets were transferred.

3.09 Deposit of Contributions

     The Company shall deposit the Elective Deferral Contributions[ and Voluntary Contributions] with the Trustee as soon as practicable (in no event to exceed 90 days) following the date on which such amounts would otherwise have been paid to the Participant. In no event shall Voluntary Contributions be deposited later than 30 days after the end of the Plan Year. All other Company contributions must be deposited by the earlier of the end of the subsequent Plan Year or after the end of the period described in Code Section 404(a)(6) applicable to the tax year of the Company with or within which the Plan Year ends.



3.10 Payment of Expenses

     In addition to its contributions, the Company may elect to pay all the administrative expenses of the Plan and all fees and retainers of the Plan's Trustee, accountant, counsel, consultant, administrator or other specialist so long as the Plan or Trust Fund remains in effect. If the Company does not pay all or part of such expenses, the Trustee shall pay these expenses from the Trust Fund. All expenses relating directly to the investments of the Trust Fund, including taxes, brokerage commissions and registration charges, must be paid from the Trust Fund.

                                    ARTICLE 4

                            CONTRIBUTION LIMITATIONS


4.01 $7,000 Limitation on Elective Deferral Contributions

     Each Participant's Elective Deferral Contributions under
Section 3.01, when added to any additional elective deferrals, as defined in Section 402(g) of the Code, under all other plans maintained by the Employer, shall be limited to $7,000 during any calendar year, adjusted annually for increases in the cost-of-living in accordance with Section 415(d) of the Code, or such other maximum permitted under Section 402(g) of the Code.

     To the extent a Participant's Elective Deferral Contributions exceed the above limitation the Employer will notify the Plan of such excess and such amount will be designated as an excess deferral. Such excess deferral will be distributed to such Participant with investment experience no later than April 15 following the close of the calendar year to which such excess relates. Such excess may be distributed prior to the close of the calendar year of reference provided the correcting distribution is made after the date on which the plan received the excess deferral and is specifically designated as an excess deferral.

     Investment experience will be determined in accordance with the fourth paragraph of Section 4.02(d) below.

4.02 Limitation on Elective Deferral, Matching and/or Voluntary
Contributions

     (a)  The Actual Deferral Percentage of Highly Compensated
Employees in the Testing Group for any Plan Year shall be limited to the greater of

          (i)  the Actual Deferral Percentage for the Nonhighly
Compensated Employees in the Testing Group multiplied by 1.25; or

          (ii) the Actual Deferral Percentage for the Nonhighly Compensated Employees in the Testing Group multiplied by 2.00, provided, however, that the Actual Deferral Percentage for the Highly Compensated Employees in the Testing Group may not exceed the Actual Deferral Percentage for such Nonhighly Compensated Employees by more than two percentage points.

     (b)  The Actual Contribution Percentage of Highly
Compensated Employees in the Testing Group for any Plan Year shall be limited to the greater of

          (i)  the Actual Contribution Percentage for Nonhighly
Compensated Employees in the Testing Group multiplied by 1.25; or

          (ii) the Actual Contribution Percentage for Nonhighly Compensated Employees in the Testing Group multiplied by 2.00, provided, however, that the Actual Contribution Percentage for the Highly Compensated Employees in the Testing Group may not exceed the Actual Contribution Percentage for such Nonhighly Compensated Employees by more than two percentage points.

     (c) If one or more Highly Compensated Employees are eligible for both Elective Deferral Contributions and to receive Matching Contributions[ or to make Voluntary Contributions], such contributions shall be limited to the greater of (i) or (ii) below. Notwithstanding the above, this Subsection (c) shall only be applicable if both the Actual Deferral Percentage and the Actual Contribution Percentage of the Highly Compensated Employees exceeds 1.25 multiplied by the respective Nonhighly Compensated Employee percentages.

          (i)  The sum of

               (A)  1.25 times the greater of

                    (1)  the Actual Deferral Percentage for the
Nonhighly Compensated Employees, or

                    (2)  the Actual Contribution Percentage for
the Nonhighly Compensated Employees; and

               (B)  two plus the lesser of Subparagraph (1) or
(2) above, provided that such amount may not exceed 200% of the lesser of Subparagraph (1) or (2).

          (ii) The sum of

               (A)  1.25 times the lesser of

                    (1)  the Actual Deferral Percentage for the
Nonhighly Compensated Employees, or

                    (2)  the Actual Contribution Percentage for
the Nonhighly Compensated Employees; and

               (B)  two plus the greater of Subparagraph (1) or
(2) above, provided that such amount may not exceed 200% of the greater of Subparagraph (1) or (2).

     (d) To the extent the otherwise applicable Elective Deferral[, Voluntary] and Matching Contributions for any Plan Year must be limited due to the restrictions described in Subsections (a), (b) and (c), such limitations shall be applied to the Highly Compensated Employees' Elective Deferral[,][and/or] Matching[ and/or][ Voluntary] Contribution percentages, whichever applicable, beginning with the highest of such percentages until the limitations are met. [In satisfying the limited percentages applicable to any individual Highly Compensated Employee, reductions will first be made to Voluntary Contributions. Additional r][R]eductions to satisfy Subsection (c) shall be applied first to unmatched Elective Deferral Contributions, if any, and then to matched Elective Deferral Contributions and Matching Contributions proportionately.

          Excess Elective Deferral[, Voluntary] and Matching Contributions shall be allocated to Participants who are subject to the family aggregation rules of Section 414(q)(6) of the Code in proportion to their unadjusted deferrals and contributions.

          Any excess Elective Deferral[ or Voluntary]
Contributions that result from the above limitations shall be refunded to such Highly Compensated Employees with investment experience, no later than the last day of the Plan Year subsequent to the Plan Year to which the excess relates. The limitation on Matching Contributions is effected by limiting the otherwise applicable Matching Contributions in accordance with Subsection 3.03(a).

          Investment experience shall be the income or loss allocable to the Participant's Elective Deferral Contribution Account[ or Voluntary Contribution Account] for the Plan Year multiplied by a fraction, the numerator of which is such Participant's excess Elective Deferral [or Voluntary ]Contributions for the year and the denominator is the sum of (i) the Participant's Elective Deferral Contribution Account[ or Voluntary Contribution Account] balance as of the beginning of the Plan Year and (ii) the Participant's Elective Deferral[ or Voluntary ]Contributions for the Plan Year.

     (e)  Definitions and Special Rules

          (i)  The Actual Deferral Percentage for the Highly
Compensated Employees and Nonhighly Compensated Employees for a
Plan Year shall be the average of the ratios (calculated separately for each such Employee in the Testing Group) of

               (A) the amount of contributions credited to the Elective Deferral Contribution Account on behalf of each such Employee in the Testing Group during such Plan Year, to

               (B) the Compensation of each such Employee in the Testing Group for such Plan Year.

               For purposes of the above, Qualified Matching Contributions and Qualified Nonelective Contributions may be taken into account in determining the Actual Deferral Percentage for each Employee in the Testing Group for such Plan Year provided such amounts comply with the provisions of Treasury Regulation 1.401(k)-1(b).

               Qualified Matching Contributions, Qualified
Nonelective Contributions and Elective Deferral Contributions included in the calculation of the Actual Contribution
Percentages will not be included in the calculation of Actual
Deferral Percentages.

          (ii) The Actual Contribution Percentage for the Highly
Compensated and Nonhighly Compensated Employees in the Testing
Group for a Plan Year shall be the average of the ratios
(calculated separately for each such Employee in the Testing
Group) of

               (A)  the amount of Matching[ and Voluntary]
Contributions credited on behalf of each such Employee in the Testing Group during such Plan Year[ and any recharacterized Elective Deferral Contributions as the result of Subsection 4.02(d) for such Plan Year], to

               (B) the Compensation of each such Employee in the Testing Group for such Plan Year.

               For purposes of the above, Qualified Matching Contributions, Qualified Nonelective Contributions and Elective Deferral Contributions may be taken into account in determining the Actual Contribution Percentage for each Employee in the Testing Group for such Plan Year provided such amounts comply with the provisions of Treasury Regulation 1.401(m)-1(b).

               Qualified Matching Contributions, Qualified
Nonelective Contributions and Elective Deferral Contributions included in the calculation of the Actual Deferral Percentages will not be included in the calculation of Actual Contribution Percentages.

          (iii) Testing Group shall mean the group of all Eligible Employees eligible for participation in accordance with
Section 2.01.

          (iv) All Eligible Employees in the Testing Group will be included in determining the Actual Deferral Percentages and/or the Actual Contribution Percentages, whichever is applicable.
The ratio averaged into the respective percentages will be zero for any Eligible Employee in the Testing Group if the otherwise applicable numerator is zero.

          (v) All such ratios and the average of such ratios shall be calculated to the nearest one-hundredth of one percent.

          (vi) The deferral percentage and/or contribution percentage for a Plan Year for any Highly Compensated Employee who is eligible to participate under two or more plans or arrangements described in Section 401(a) or 401(k) of the Code that are maintained by the Employer shall be determined as if all contributions were made under a single plan.

          (vii) In the event that this Plan satisfies the requirements of Section 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this Plan, deferral and contribution percentages shall be determined as if all such plans were a single plan. Any other plan may be aggregated with this Plan at the discretion of the Company. Plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same Plan Year.

          (viii)    The ratio for any 5% owner, as defined in
Section 416(i)(1) of the Code, and for any Highly Compensated Employee in the group consisting of the 10 Highly Compensated Employees paid the greatest Compensation shall be determined by aggregating the Elective Deferral Contributions or Matching[ and Voluntary] Contributions and Compensation of such individual with the respective amounts of each other Eligible Employee who is a family member of such Highly Compensated Employee.

               Once the ratio for the family group is determined, the individual ratios of the family members are not taken into account.

               For purposes of this paragraph, family member shall mean the spouse, lineal ascendant or descendant or spouse of a lineal ascendant or descendant of the Highly Compensated
Employee.

4.03 Limitation on Allocations

     (a) The "annual addition" for any Participant shall not exceed the amount determined hereunder. Annual addition shall mean the sum of Employer contributions, Employee contributions and forfeitures allocated on behalf of a Participant for a Plan Year, which is defined to be the limitation year.

          Annual additions shall also include excess deferrals, excess contributions and excess aggregate contributions, other than excess deferrals distributed in accordance with Treasury
Regulation 1.402(g)-1(e)(2) or (3).

          The determination of the annual addition will be made as if all defined contribution plans of the Employer were one plan and any Participant contributions to defined benefit plans will be treated as contributions to defined contribution plans. Annual additions will be applied to the applicable Plan Year in accordance with Section 1.415-6(b) of the Treasury Regulations.

          For purposes of Subsection (b)(i), annual addition shall also include amounts allocated, after March 31, 1984, to an individual medical account, as defined in Section 415(l) of the Code which is part of a defined benefit plan maintained by the Employer and amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee (as defined in Section 11.02) under a welfare benefit plan (as defined in
Section 419A(d) of the Code) maintained by the Employer.

     (b) The annual addition for any Participant shall not exceed the lesser of (i) or (ii) below:

          (i) $30,000, or if greater, one-fourth of the defined benefit dollar limitation set forth in Section 415(b)(1)(A) of the Code as in effect for the limitation year.

               In the event of a short Plan Year, the maximum dollar limitation shall be divided by 12 and multiplied by the number of months in the short Plan Year.

          (ii) 25% of the Participant's Compensation.

     (c) If a Participant also is or has been a participant in one or more defined benefit plans of the Employer, whether or not terminated, the projected annual benefit from such defined benefit plans shall be reduced so that a "combined benefit factor" in excess of 1.0 shall not result. The combined benefit factor is the sum of (i) the defined benefit factor and (ii) the defined contribution factor where

          (i)  the defined benefit factor is a fraction

               (A) the numerator of which is the Participant's projected annual benefit under all defined benefit plans of the Employer at the end of the limitation year of the Plan, and

               (B)  the denominator of which is the lesser of

                    (l) 1.25 multiplied by the maximum allowable annual benefit under Sections 415(b)(1)(A) and 415(d) of the Code at the end of the limitation year of the Plan, or

                    (2)  1.4 multiplied by the maximum allowable
annual benefit under Section 415(b)(1)(B) of the Code at the end of the limitation year of the Plan, and

          (ii) the defined contribution factor is a fraction

               (A) the numerator of which is the sum of the annual additions for such Participant under all defined contribution plans of the Employer, whether or not terminated, for all such years during which he was a participant in such plans, and

               (B) the denominator of which is the sum of the lesser of the amounts determined in (1) or (2) for the current year and each prior year during which the Participant was employed by the Employer, regardless of whether or not a plan was in existence during those years:

                    (l)  1.25 multiplied by the maximum dollar
limitation as defined in Subsection (b)(i), or

                    (2)  1.4 multiplied by the compensation
limitation as defined in Subsection (b)(ii).

     (d)  A Participant shall not be permitted to defer
Compensation or contribute amounts, nor shall he be entitled to an allocation of any Employer contributions or forfeitures under any qualified defined contribution plan which exceeds the limitations described herein.

     (e) The limitations on allocations to a Participant's Account will be applied by limiting otherwise allocable amounts starting with the latest allocations during the limitation year. To the extent more than one type of addition is allocated as of any date, the limitation will be applied in the following order:

          (i)  forfeitures;

          (ii) Employer contributions under profit-sharing plans other than matching contributions;

          (iii) Employer contributions under money purchase plans other than matching contributions;

          (iv) Employer matching contributions under money purchase plans.

          (v)  Employer matching contributions under
profit-sharing plans;

          (vi) Employee contributions; and

          (vii)     elective deferrals.

          Amounts listed above which would have been added to a Participant's Account based on an allocation method specified in a Plan will be reallocated among the remaining Participants eligible to share under the Plan.

          Amounts listed above which would have been added to the Participant's Account based on an individually defined entitlement will reduce the Employer's contribution commitment.

          Employee contributions and elective deferrals will be limited at the time deposited and will not be permitted to the extent the limits of this Section would be violated.

          In the event annual additions on behalf of a Participant participating in more than one plan of the same type during a Plan Year are required to be limited under this Section, the limitation shall be ratably apportioned among all such plans.

     (f) Notwithstanding the above, if an excess allocation occurs as a result of

          (i)  an allocation of forfeitures;

          (ii) a reasonable error in determining a Participant's
Compensation;

          (iii) a reasonable error in determining the amount of elective deferrals that may be made under this Section; or

          (iv) any other reason acceptable to the Internal
Revenue Service,

          the resulting additions to the Participant's Account will be reduced by first eliminating Employee contributions and elective deferrals to the extent otherwise required to be refunded under Sections 402(g), 401(k)(3) or 401(m)(2) of the Code. Any additional reductions permitted under this Subsection will be applied in the manner described in Subsection (e).

          However, any amounts paid to the Trust for the limitation year which are not allocated to other Participants will be held in a suspense account, without investment earnings, and allocated and reallocated in the following limitation year and, to the extent necessary, each subsequent limitation year. Allocations from a suspense account in a money purchase plan will be viewed as an allocation of accrual requirement for the year in which the amount is ultimately allocated.

          In the event a plan is terminated, suspense accounts shall revert to the Employer to the extent such accounts may not then be allocated on behalf of any remaining eligible
Participants.

     (g) Notwithstanding any provision of the Plan to the contrary,

          (i) the annual addition for any Plan Years beginning before January 1, 1987 shall not be recomputed to include all Employee contributions.

          (ii) if the Employee was a Participant as of the first day of the first limitation year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of the defined benefit fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last limitation year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of
Section 415 of the Code for all limitation years beginning before January 1, 1987.

          (iii) if the Employee was a Participant as of the end of the first day of the first limitation year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of the defined contribution fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (A) the excess of the sum of the fractions over 1.0 times (B) the denominator of the defined contribution fraction, will be permanently subtracted from the numerator of the defined contribution fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last limitation year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Code Section 415 limitation applicable to the first limitation year beginning on or after January 1, 1987.

          (iv) transitional rules provided in conjunction with legislative changes and changes in the Plan's top- heavy status will be applied in accordance with Internal Revenue Service promulgations and legislative history.

                                    ARTICLE 5

                  MAINTENANCE OF ACCOUNTS, INVESTMENT FUNDS AND

                           VALUATION OF THE TRUST FUND


5.01 Maintenance of Accounts

     The Committee shall establish and maintain a separate accounting in the name of each Participant to which it shall credit all amounts contributed in accordance with Articles 3 and 11.

5.02 Investment Election

     (a) Initial Election - Each Participant shall designate one or more of the investment funds established in accordance with
Section 5.03 for the investment of his Account. The percentage elected for investment in any one of the investment funds must be a multiple of 25%, and the same percentage shall be applied equally to each of the Participant's Accounts.

          Such initial election may only be made as of January or July 1. Contributions or transfers to the Participant's Account prior to such date shall automatically be invested in the Short-Term Fixed Income Investment Fund until the next January or
July 1.

     (b) Subsequent Election - A Participant may, by written notice to the Committee at least 30 days prior to the January or July 1 as of which such election is to be effective, change his investment fund election with respect to subsequent contributions but, until changed, an investment fund election, once made, shall remain in effect for all subsequent Plan Years.

     (c) Transfer Election - A Participant may by written notice to the Committee at least 30 days prior to the January or July as of which such election is to be effective, elect a change in investment funds applicable to his then existing Accounts, provided such change (i) results in multiples of 25% in any one investment fund; (ii) is applied to the ending balance determined as of the applicable Valuation Date; and (iii) is applicable equally to each of the Participant's Accounts. Such change shall become effective within such period of time as may be administratively required for the orderly liquidation of investments following the applicable Valuation Date.

     (d) The Committee may promulgate any additional rules and regulations it deems necessary or appropriate to govern all aspects of this Section.

5.03 Investment Funds

     The Trust Fund shall be divided into such investment funds as designated by the Committee and approved by the Trustee for the investment of all Accounts, which shall be administered as a unit. Until changed, the investment funds shall include, but not be limited to, the following:

     (a) Equity Investment Fund - This investment fund shall be primarily invested in common or other forms of equity stocks or securities convertible into stocks of such corporations as the Trustee shall in its sole discretion determine or under special contracts with insurance companies, designated by the Committee, in their separate accounts which consist of such investments.

     (b) Long-Term Fixed Investment Fund - This investment fund shall be primarily invested in long-term fixed income investments such as but not limited to corporate, municipal or United States Government bonds, mortgages, notes, certificates of deposit or such other instruments of indebtedness as the Trustee shall in its discretion determine or under special contracts with insurance companies, designated by the Committee, in their separate accounts which consist of such investments.

     (c) Short-Term Fixed Investment Fund - This investment fund shall be primarily invested in high quality short-term fixed income money market instruments such as but not limited to money market funds, certificates of deposit, U.S. Treasury bills and commercial paper as the Trustee shall in its discretion determine or under special contracts with insurance companies, designated by the Committee, in their separate accounts which consist of such investments.

5.04 Valuation of Trust Fund

     (a) The Trust Fund shall be valued by the Trustee as of each Valuation Date on the basis of its fair market value.

     (b) The Trust Fund may also be valued by the Trustee as of any other date as the Committee may authorize for any reason the Committee deems appropriate.

5.05 Allocation of Investment Earnings and Expenses

     On the basis of the valuation as of a Valuation Date, subject to the provisions of Subsection 7.03(b), the Accounts of all Participants, shall be (a) proportionately adjusted to reflect expenses in accordance with Section 3.10 and investment earnings, other than those credited to a specific Account; and
(b) directly adjusted to reflect all other applicable transactions during the Plan Year attributable to such Accounts including, but not limited to, any contributions or distributions.

                                    ARTICLE 6

                 BENEFITS PAYABLE UPON TERMINATION OF EMPLOYMENT

6.01 Upon Retirement

     A Participant shall be 100% vested in his Account at all times after first becoming eligible for Retirement.

     A Participant shall be eligible to retire on his Normal or Deferred Retirement Date.

     In the event a Participant does not retire on his [Early or Normal Retirement Date, he shall continue to be credited with contributions in accordance with Articles 3 and 11 until his actual retirement.

6.02 Upon Disability

     (a) A Participant who incurs a Disability prior to termination of employment shall be 100% vested in his Account.

     (b)  In determining the existence of a Participant's
Disability, the Committee may select a physician to examine such Participant and render a medical opinion. The final determination shall be made by the Committee on the basis of the evidence requested and made available.

     (c) If such Participant returns to the employ of the Company, he shall resume his participation as of the date of his return. The Participant's vested interest in that portion of his Account attributable to Service from the date of his last reemployment shall be determined in accordance with the provisions of Article 6, without regard to his prior Disability.

6.03 Upon Death

     (a) A Participant who dies prior to termination of employment shall be 100% vested in his Account.

     (b) Upon the death of a Participant, his Beneficiary shall be entitled to 100% of such Participant's vested Account.

     (c) Each Participant, upon becoming eligible for participation in the Plan, may designate a primary Beneficiary to receive the benefits payable in the event of his death and may designate a secondary Beneficiary to receive any benefits payable in the event of the death of the primary Beneficiary. If a Participant designates a primary Beneficiary but not a secondary Beneficiary or if any such secondary Beneficiary dies, the Beneficiary last in receipt of or entitled to any benefit shall have the right to designate a successor Beneficiary to receive any benefits payable in the event of his death. In the absence of any such designation, benefits payable upon the death of the last living Beneficiary shall be paid in a lump sum to such Beneficiary's estate. A Participant may change his Beneficiary designation at any time. All Beneficiary designations and changes shall be made on an appropriate form and filed with the Committee. If the primary Beneficiary designated by the Participant is anyone other than the Participant's Protected Spouse, such designation must include the written acknowledgment and consent of such spouse and be witnessed by a Plan representative or a notary public, to the extent required by law and the Committee. Such consent will be limited to a specific alternate Beneficiary and any change in such alternate Beneficiary will require a new spousal consent.

6.04 Upon Other Termination of Employment

     (a) Upon a Participant's termination of employment for reasons other than Retirement, Disability or death, the following provisions shall be applicable:

          (i) Such Participant shall have a 100% vested interest in his Basic Elective Deferral Contribution, Supplemental
Elective Deferral Contribution, Voluntary Contribution, Rollover,
Transfer, Qualified Matching Contribution and Qualified
Nonelective Contribution Accounts.

          (ii) Such Participant's vested interest in his Matching
Contribution Account shall, subject to Subsection 6.05(a), be determined in accordance with the following schedule on the basis of such Participant's full Years of Service.

                   Number of Years      Percentage of Account

                    Less than 1 full year              0%
                         1 full year                   20%
                         2 full years                  40%
                         3 full years                  60%
                         4 full years                  80%
                    5 or more full years               100%

     (b) Effective as of January 1, 1987, the portion of a Participant's Account which is not vested shall be forfeited on the earlier of the date on which the Participant receives a distribution of his vested benefits or the date on which such Participant incurs five consecutive Breaks-in-Service, but in no event shall such forfeiture occur earlier than the Anniversary Date next following the date on which the Participant terminated employment. If a Participant does not have a vested interest in his Account, he shall be deemed to have received an immediate distribution as of the Anniversary Date next following the date on which such Participant terminated employment.

          That portion of the Participant's Account which is not vested shall be used to reduce the Company's contributions in accordance with Section 3.03.

6.05 Reemployment and Repayment of Benefits

     (a) If a Participant is reemployed by the Employer prior to incurring five consecutive Breaks-in-Service, the dollar amount which was subject to forfeiture in accordance with Subsection 6.04(b) will be restored to the Participant's Account if the Participant repays the amount distributed, if any, from Elective Deferral Contribution, Matching Contribution, Regular Contribution, Qualified Matching Contribution and Qualified Nonelective Contribution Accounts. Such amounts must be repaid to the Trust Fund in a lump sum within five years from the date such Participant resumes his employment with the Employer. If a Participant who is deemed to receive a distribution pursuant to Subsection 6.04(b) is reemployed by the Employer prior to incurring five consecutive Breaks-in-Service, the dollar amount which was subject to forfeiture in accordance with such Subsection will be restored to the Participant's Account. The funds required for the restoration of such Account will be paid by the Company.

          Such repaid amounts shall be credited to the Participant's Accounts as determined by the Committee, taking into account the applicable vesting schedules, amounts subject to special tax treatment and withdrawal rules. Additional Accounts will be established, if required, to accommodate these objectives. Amounts repaid and restored in accordance with this Subsection will not be treated as annual additions for purposes of Section 4.03.

     (b) Notwithstanding the above, no restoration shall be made to a Participant's Account and no repayment will be permitted with respect to funds accumulated prior to reemployment in the case of

          (i)  any Participant who was fully vested,

          (ii) any Participant who is reemployed after incurring five consecutive Breaks-in-Service,

          (iii)     any Participant who incurred a one year
Break-in-Service prior to January 1, 1985 and reemployment, or

          (iv) any Participant who did not incur a one year
Break-in-Service prior to reemployment by January 1, 1983 but failed to repay the amount distributed within two years of reemployment.

                                    ARTICLE 7

                            DISTRIBUTION OF BENEFITS


7.01 Claim Procedure For Benefits

     (a) Any request for specific information with respect to benefits under the Plan must be made to the Committee in writing by a Participant or his Beneficiary. Oral communications will not be recognized as a formal request or claim for benefits.

     (b) The Committee shall provide adequate notice in writing to any Participant or Beneficiary whose claim for benefits under the Plan has been denied, (i) setting forth the specific reasons for such denial; specific references to pertinent plan provisions; a description of any material and information which had been requested but not received by the Committee; and, (ii) advising such Participant or Beneficiary that any appeal of such adverse determination must be in writing to the Committee, within such period of time designated by the Committee but, until changed, not more than 60 days after receipt of such notification, and must include a full description of the pertinent issues and basis of claim.

     (c) If the Participant or Beneficiary fails to appeal such action to the Committee in writing within the prescribed period of time, the Committee's adverse determination shall be final.

     (d) If an appeal is filed with the Committee, the Participant or Beneficiary shall submit such issues he feels are pertinent and the Committee shall re-examine all facts, make a final determination as to whether the denial of benefits is justified under the circumstances, and advise the Participant or Beneficiary in writing of its decision and the specific reasons on which such decision was based, within 60 days of receipt of such written request, unless special circumstances require a reasonable extension of such 60-day period.

7.02 Commencement of Benefits

     The following provisions shall be applicable for determining when distribution of benefits shall be made. These provisions are intended to conform to the requirements of Section 401(a)(9) of the Code, including the minimum distribution incidental benefit proposed Treasury Regulation 1.401(a)(9)-2, and shall be construed accordingly:

     (a) Unless otherwise provided in Subsection (c), in the event of termination of employment, benefits which total $3,500 or less will commence as soon as administratively feasible following[ the Valuation Date next subsequent to] such termination.

     (b) Unless otherwise provided in this Section, in the event of termination of employment, benefits which total more than $3,500 will commence as soon as administratively feasible following the Valuation Date next subsequent to such termination, provided that, if the Participant has not attained his Normal Retirement Date, the Participant consents to such distribution within his Election Period.

          Notwithstanding the above, no consent to a distribution prior to the date the Participant attained his Normal Retirement Date shall be valid until after written notification of the right to defer is received by the Participant[ or Protected Spouse, if applicable]. The Committee shall provide such written notification of the right to defer any benefit payable no less than 30 days nor more than 90 days before the Annuity Starting Date.

          USE FOR PLANS WITH ELECTION TO NEXT TAXABLE YEAR OR
NORMAL RETIREMENT AGE ONLY - USE AGE 62 IF NRD IS LESS THAN 62

          In lieu of commencement as soon as administratively possible, the Participant or spouse as Beneficiary may elect to defer such commencement to his or her next fiscal year.

          If a Participant does not consent to the distribution at the time specified above, and fails to elect deferral to his next fiscal year, benefits will commence as of the 60th day following the last day of the Plan Year during which the Participant['s Normal Retirement Date occurs][ attains age 62].

          ALL OTHER PLANS - USE AGE 62 IF NRD IS LESS THAN 62

          If a Participant does not consent to the distribution at the time specified above and fails to elect deferral in accordance with Subsection (d), benefits will commence as of the 60th day following the last day of the Plan Year during which the Participant['s Normal Retirement Date occurs][ attains age 62].

          OMIT IF NO ANNUITIES OR IF PERIOD CERTAIN ANNUITIES
ONLY

          USE FOR PLANS WITH ELECTION TO NEXT TAXABLE YEAR OR
NORMAL RETIREMENT AGE ONLY - USE AGE 62 IF NRD IS LESS THAN 62

          If the Participant's Protected Spouse as Beneficiary does not consent to the distribution of a Participant's transferred funds at the time specified above and fails to elect deferral to her next fiscal year, and if such funds exceed $3,500 benefits attributable to such transferred funds will commence as of the 60th day following the last day of the Plan year during which the Participant['s Normal Retirement Date would have occurred][would have attained age 62].

          ALL OTHER PLANS - USE AGE 62 IF NRD IS LESS THAN 62

          If the Participant's Protected Spouse as Beneficiary does not consent to the distribution of a Participant's transferred funds at the time specified above, and if such funds exceed $3,500, benefits attributable to such transferred funds will commence as of the 60th day following the last day of the Plan Year during which the Participant['s Normal Retirement Date would have occurred][ would have attained age 62].

          USE FOR MAAC

          If such termination of employment is a result of an event other than Retirement, Disability or death, and a deferred annuity is required to be purchased on behalf of the Participant in accordance with Section 7.03, distribution of benefits will be deferred for the five-year period commencing on the January 1 following the Participant's termination of employment or, if earlier, until his [Early or] Normal Retirement Date. The Participant may elect the distribution of benefits under the annuity at that time or on any subsequent date.

          MANDATORY DEFERRAL IN TRUST FUND TO THIRD PLAN YEAR END

          If such termination of employment is a result of an event other than Retirement, Disability or death and the combined value of a Participant's vested interest in his Matching Contribution[ and Regular Contribution] Account[s] is more than $3,500, payment of such Account[s] will be deferred until the end of the Plan Year in which occurs the earliest of the second anniversary of the date the Participant terminated his employment, his [Early or] Normal Retirement Date or his death. Such benefit will commence as soon as administratively feasible following such Plan Year end, at which time the consent requirement of the preceding paragraph shall apply.

          DEFERRED ANNUITY AND COMMENCEMENT RESTRICTED TO ON OR
AFTER EARLY OR NORMAL RETIREMENT DATE OR SPECIFIED AGE

          If such termination of employment is as a result of an event other than Retirement, Disability or death, and a deferred annuity is required to be purchased on behalf of the Participant in accordance with Section 7.03, such Participant may elect the distribution of benefits under such annuity on any date subsequent to his [Early or ]Normal Retirement Date].

ALL PLANS

     (c) The amount of any benefit payable will be determined as of the Valuation Date preceding the date such benefit is processed, adjusted to reflect intervening contributions and withdrawals but not investment experience.

          If the amount of any payment under this Section would adversely affect the Trust Fund by forcing the premature liquidation of assets, such payment may be delayed until the timely and orderly liquidation of investments can be accomplished, but in no event later than the 60th day following the last day of the Plan Year during which occurs the latest of

          (i) the date a Participant attains the earlier of his Normal Retirement Date or age 65;

          (ii) the tenth anniversary of the year during which the Participant commenced participation in the Plan; or

          (iii)     the date the Participant terminates his
employment.

          If the amount of any payment under this Section would adversely affect the Trust Fund by permitting former Participants to enter into direct competition with the Company, such payment will be delayed until the 60th day after the end of the Plan Year during which the Participant's Normal Retirement Date occurs.

          If the amount of any payment under this Section cannot be ascertained by the applicable commencement date, payment shall be made no later than 60 days after the earliest date on which the amount of such payment can be ascertained.

          OMIT IF ELECTION TO DEFER TO NEXT TAXABLE YEAR IN
SUBSECTION (b)

     (d) A Participant who terminates employment may elect that benefit payments commence at a date later than specified in Subsection (b) by submitting a signed, written statement describing the benefit and the date on which the payment of such benefit shall commence, provided such date is not later than the April 1 following the calendar year during which the Participant attains age 70-1/2 or such later date as may be promulgated by the Internal Revenue Service.

AMENDED OR NEW PLANS WITH ED BEFORE DECEMBER 31, 1988 - DELETE
FIRST BRACKET IN FIRST PARAGRAPH IF ED ON OR AFTER JANUARY 1,
1985

     (d)/(e) Effective for Plan Years beginning [after December 31, 1984 but] before January 1, 1989, distribution of benefits to a 5% owner, within the meaning of Section 416(i)(1)(B)(i) of the Code, must commence not later than the April 1 following the calendar year in which the Participant attains age 70-1/2, or such later date as promulgated by the Internal Revenue Service, whether or not the Participant terminates employment in that year and whether or not the Participant applies for benefit payment.

          Effective for Plan Years beginning after December 31, 1988, distribution of benefits must commence not later than the April 1 following the calendar year in which the Participant attains age 70-1/2, or such later date as promulgated by the Internal Revenue Service, whether or not the Participant terminates employment in that year and whether or not the Participant applies for benefit payment.

NEW PLANS WITH ED AFTER DECEMBER 31, 1988

     (d)/(e) Distribution of benefits must commence not later than the April 1 following the calendar year in which the Participant attains age 70-1/2, or such later date as promulgated by the Internal Revenue Service, whether or not the Participant terminates employment in that year and whether or not the Participant applies for benefit payment.

USE WITH EITHER (d)/(e)

     [(e)]     The foregoing shall not apply to a Participant (i)
who attains age 70-1/2 before January 1, 1988 unless such Participant was or becomes a 5% owner, within the meaning of
Section 416(i)(1)(B)(i) of the Code, at any time during the Plan Year ending with or within the calendar year in which he attains age 66-1/2 or any subsequent Plan Year, or (ii) who had made a valid election under Section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982 (TEFRA) to commence his benefits at a later date.

     (f)  If the designated Beneficiary is,

               USE FIRST BRACKETED PHRASE IF ELECTION TO DEFER TO
NEXT TAXABLE YEAR IN SUBSECTION (b)

          (i) [the Participant's spouse, benefit payments will commence in accordance with Subsection (b) [the Participant's spouse, such spouse may elect that benefit payments commence at a date later than specified in Subsection (b) by submitting a signed written statement describing the benefit and the date on which the payment of such benefit shall commence, provided such date is not later than the latest of (A) December 31 of the calendar year in which the Participant dies, (B) December 31 of the calendar year during which the Participant would have attained age 70-1/2, or (C) such later date as may be promulgated by the Internal Revenue Service.]

               If such spouse dies prior to the commencement of benefits, and if the distribution of any death benefit payable to the spouse's Beneficiary is made in a form that may extend beyond the December 31 of the calendar year during which the fifth anniversary of such spouse's death occurs, such distribution must commence no later than the December 31 of the calendar year immediately following the date of such spouse's death or such later date as may be promulgated by the Internal Revenue Service.

          (ii) other than the Participant's spouse, and the death benefit payable is made in a form that may extend beyond the December 31 of the calendar year during which the fifth anniversary of such Participant's death occurs, such distribution must commence no later than the December 31 of the calendar year immediately following the date of such Participant's death or such later date as may be promulgated by the Internal Revenue Service.

     (g) If a Participant is in receipt of benefits from the Company's insured long-term disability program, if applicable, payment of the Participant's Elective Deferral Contribution, Matching Contribution,[ Regular Contribution,] Transfer, Qualified Matching Contribution and Qualified Nonelective Contribution Accounts shall be deferred to the first day of the month in which such Participant is no longer eligible to receive such benefits or, if earlier, the 60th day following the last day of the Plan Year during which the Participant's Normal Retirement Date occurs, provided the benefits payable under the long-term disability program would otherwise be reduced by the benefits payable under the Plan.

DELETE FOLLOWING SUBSECTION IF NO EARLIER DISTRIBUTION ALLOWED

     SHORT-TERM FIXED INCOME - NO INTEREST

     (h) If the Trust Fund is fully invested in short-term fixed income assets on the date of a Participant's retirement[,][ or] death[ or termination], a Beneficiary[,][ or] retired[ or terminated ]Participant may, subject to the provisions of Subsections (c) and (g) and any required deferral under Section 7.03, irrevocably elect to receive earlier payment of his benefits as of the first day of any month prior to the Valuation Date next subsequent to the occurrence of the applicable event. Under such circumstances the Participant's Account shall be determined as of the Valuation Date prior to the occurrence of such event, adjusted to reflect intervening contributions and withdrawals, but not investment experience. Investment experience will not be credited with respect to such early distributions. Any subsequent allocation of contributions will be distributed after the end of the Plan Year.

     SHORT-TERM FIXED INCOME - INTEREST

     (h) If the Trust Fund is fully invested in short-term fixed income assets on the date of a Participant's retirement[,][ or] death[ or termination], a Beneficiary[,][ or] retired[ or terminated ]Participant may, subject to the provisions of Subsections (c) and (g) and any required deferral under Section 7.03, irrevocably elect to receive earlier payment of his benefits as of the first day of any month prior to the Valuation Date next subsequent to the occurrence of the applicable event. Under such circumstances the Participant's Account shall be determined as of the Valuation Date prior to the occurrence of such event and adjusted to reflect intervening contributions and withdrawals. Interest at the [lowest annual effective rate guaranteed under any insurance company investment contract used for the investment of all or any portion of the Trust Fund][annual effective rate of [ %]] will be credited from the last Valuation Date to the first day of the month preceding or coincident with the date specified for the distribution of the Participant's benefits. Any subsequent allocation of contributions will be distributed after the end of the Plan Year.

          USE WITH EITHER (h) ABOVE

          If the Trust Fund is not fully invested in short-term fixed income assets on such date, no early distribution election will be allowed.

     OTHER THAN SHORT-TERM FIXED INCOME - NO INTEREST

     (h) A Beneficiary[,][ or] retired[ or terminated ]Participant may, subject to the provisions of Subsections (c) and (g) and any required deferral under Section 7.03, irrevocably elect to receive earlier payment of his benefits prior to the Valuation Date next subsequent to the occurrence of the applicable event, providing the market value of Trust Fund assets, adjusted for contributions and payment activity has not declined and there is no significant adverse economic effect on the Trust Fund. Under such circumstances the Participant's Account shall be determined as of the Valuation Date prior to the occurrence of such event, adjusted to reflect intervening contributions and withdrawals, but not investment experience. Investment experience will not be credited with respect to such early distributions. Any subsequent allocation of contributions will be distributed after the end of the Plan Year.

     TWO INVESTMENT FUNDS - FIXED INCOME - NO INTEREST; GENERAL
INCOME NO EARLY ELECTION

     (h) A Beneficiary[,][ or] retired[ or terminated ]Participant may, subject to the provisions of Subsections (c) and (g) and any required deferral under Section 7.03, irrevocably elect to receive earlier payment of that portion of his benefits which is invested in the [NAME OF FIXED INCOME FUND] as of the first day of any month prior to the Valuation Date next subsequent to the occurrence of the applicable event. Under such circumstances that portion of the Participant's Account invested in the [NAME OF FIXED INCOME FUND] shall be determined as of the Valuation Date prior to the occurrence of such event, adjusted to reflect intervening contributions and withdrawals, but not investment experience. Investment experience will not be credited with respect to such early distributions. Any subsequent allocation of contributions and that portion of a Participant's Account invested in the [GENERAL FUND] will be distributed after the end of the Plan Year.

     TWO INVESTMENT FUNDS - FIXED INCOME - NO INTEREST; GENERAL
INCOME NO INTEREST

     (h) A Beneficiary[,][ or] retired[ or terminated ]Participant may, subject to the provisions of Subsections (c) and (g) and any required deferral under Section 7.03, irrevocably elect to receive earlier payment of his benefits as of the first day of any month prior to the Valuation Date next subsequent to the occurrence of the applicable event, providing that, if the Participant's Account includes any investment in the [NAME OF GENERAL FUND], payment of such portion of the Participant's benefit will only be permitted if the market value of Trust Fund assets invested in such fund, adjusted for contributions and payment activity, has not declined and there is no significant adverse economic effect on the Trust Fund. Under such circumstances the Participant's Account shall be determined as of the Valuation Date prior to the occurrence of such event, adjusted to reflect intervening contributions and withdrawals, but not investment experience. Investment experience will not be credited with respect to such early distributions. Any subsequent allocation of contributions will be distributed after the end of the Plan Year.

     TWO INVESTMENT FUNDS FIXED INCOME - INTEREST; GENERAL INCOME
NO EARLY ELECTION

     (h) A Beneficiary[,][ or] retired[ or terminated ]Participant may, subject to the provisions of Subsections (c) and (g) and any required deferral under Section 7.03, irrevocably elect to receive earlier payment of that portion of his benefits which is invested in the [NAME OF FIXED INCOME FUND] as of the first day of any month prior to the Valuation Date next subsequent to the occurrence of the applicable event. Under such circumstances that portion of the Participant's Account which is invested in the [NAME OF FIXED INCOME FUND] shall be determined as of the Valuation Date prior to the occurrence of such event and adjusted to reflect intervening contributions and withdrawals. Interest at the [lowest annual effective rate guaranteed under any insurance company investment contract used for the investment of all or any portion of the Trust Fund][annual effective rate of [ %]] will be credited from the last Valuation Date to the first day of the month preceding or coincident with the date specified for the distribution of the Participant's benefits. Any subsequent allocation of contributions will be distributed after the end of the Plan Year. Any subsequent allocation of contributions and that portion of a Participant's Account invested in the [GENERAL FUND] will be distributed after the end of the Plan Year.

     TWO INVESTMENT FUNDS FIXED INCOME - INTEREST; GENERAL INCOME
NO INTEREST

     (h) A Beneficiary[,][ or] retired[ or terminated ]Participant may, subject to the provisions of Subsections (c) and (g) and any required deferral under Section 7.03, irrevocably elect to receive earlier payment of his benefits as of the first day of any month prior to the Valuation Date next subsequent to the occurrence of the applicable event, providing that, if the Participant's Account includes any investment in the [NAME OF GENERAL FUND], payment of such portion of the Participant's benefit will only be permitted if the market value of Trust Fund assets invested in such fund, adjusted for contributions and payment activity, has not declined and there is no significant adverse economic effect on the Trust Fund. Under such circumstances that portion of the Participant's Account which is invested in the

          (1) [NAME OF FIXED INCOME FUND] shall be determined as of the Valuation Date prior to the occurrence of such event and adjusted to reflect intervening contributions and withdrawals.

Interest at the [lowest annual effective rate guaranteed under any insurance company investment contract used for the investment of all or any portion of the Trust Fund][annual effective rate of [ %]] will be credited from the last Valuation Date to the first day of the month preceding or coincident with the date specified for the distribution of the Participant's benefits.

          (2) [NAME OF GENERAL FUND] shall be determined as of the Valuation Date prior to the occurrence of such event, adjusted to reflect intervening contributions and withdrawals, but not investment experience. Investment experience will not be credited with respect to early distributions from this fund.

          Any subsequent allocation of contributions will be distributed after the end of the Plan Year.

     USE WITH ANY OF THE ABOVE TWO INVESTMENT FUND CHOICES THAT
DO NOT PERMIT EARLY PAYMENTS FROM GENERAL FUND

          If the investment election option in accordance with
Article 5 is discontinued, no early distribution election will be allowed.

ALL PLANS WITH ANNUITY OPTIONS -(SEE SPEC ITEM J.1. & 2.)

7.03 Method and Form of Payment of Benefits

     The following provisions shall be applicable for determining the method and form of payment of all benefits. These provisions are intended to conform to the requirements of Section 401(a)(9) of the Code, including the minimum distribution incidental benefit proposed Treasury Regulation 1.401(a)(9)-2, and shall be construed accordingly.

     FULL LUMP SUM OPTION UPON TERMINATION FOR ANY REASON

     (a) Subject to Section 7.02, any benefit payable to a Participant who has terminated employment or Beneficiary which in total is $3,500 or less will be distributed in a lump sum.

     (b) Subject to Section 7.02, any benefit payable to a Participant who has terminated employment which is more than $3,500 will be distributed at the Participant's election as follows:

          (i) All or any portion of such amount may be distributed in a lump sum, subject to the provisions below.

          (ii) The balance, if any, may be used to purchase an immediate or deferred annuity in accordance with the provisions of Subsections (e), (f) and (g).

          OMIT BRACKETED PHRASE IF PERIOD CERTAIN ANNUITIES ONLY

          [Unless otherwise provided in Subsection (g), i][I]n the absence of an election by the Participant, benefits will be distributed in a lump sum. If such benefits are deferred in accordance with Section 7.02, the provisions of Subsection (h) will be applicable.

     BENEFITS PAYABLE DIFFERENTLY UPON RETIREMENT VS. RESIGNATION
OR DISCHARGE OR BENEFITS PAYABLE THE SAME BUT NOT LUMP SUM OR
ANNUITY

     UPON RETIREMENT:

     (a) Subject to Section 7.02, any benefit payable to a Participant who has terminated employment or Beneficiary which in total is $3,500 or less will be distributed in a lump sum.

     (b)  Subject to Section 7.02,

          (i) any benefit payable to a Participant as a result of Retirement or Disability which is more than $3,500 will be distributed at the Participant's election as follows:

     PART AS LUMP SUM, BALANCE IF MORE THAN $3,500 AS ANNUITY

               (A) All or any portion of such amount may be distributed in a lump sum, subject to the provisions below.

               (B) The balance, if any, may be used to purchase an immediate or deferred annuity in accordance with the provisions of Subsections (e), (f) and (g).

               OMIT BRACKETED PHRASE IF PERIOD CERTAIN ANNUITIES
ONLY

                    [Unless otherwise provided in Subsection (g), i][I]n the absence of an election by the Participant, benefits will be distributed in a lump sum. If such benefits are deferred in accordance with Section 7.02, the provisions of Subsection (h) will be applicable.

          MANDATORY ANNUITY

               (A) If the[ combined] value of a Participant's Matching Contribution,[ Regular Contribution,] Transfer, Qualified Matching Contribution and Qualified Nonelective
Contribution Accounts is [$3,500][$     ] or less, all or a
portion of the total value of the Participant's Account may be distributed in a lump sum, subject to the provisions below.

                    The balance, if any, or the entire amount in the absence of a lump sum election, will be used to purchase an immediate or deferred annuity in accordance with the provisions of Subsections (e), (f) and (g).

               (B) If the[ combined] value of a Participant's Matching Contribution,[ Regular Contribution,] Transfer, Qualified Matching Contribution and Qualified Nonelective
Contribution Accounts is more than [$3,500][$     ], such amount
will be used to purchase an immediate or deferred annuity in accordance with the provisions of Subsections (e), (f) and (g). Such Participant may elect to have the combined value of his Elective Deferral Contribution[,] [and] [Rollover] [and Voluntary Contribution ]Account[s] distributed in a lump sum, subject to the provisions below, or in the absence of such lump sum election, such amount will be combined with his previously described Accounts for the purchase of the annuity.

          UPON RESIGNATION OR DISCHARGE

          (ii) Subject to Section 7.02, any benefit payable to a Participant as a result of termination of employment for reasons other than Retirement or Disability which is more than $3,500 will be distributed as follows:

          MANDATORY ANNUITY

               (A) If the[ combined] value of a Participant's vested interest in his Matching Contribution,[ Regular Contribution,] Transfer, Qualified Matching Contribution and
Qualified Nonelective Contribution Accounts is $3,500][$     ] or
less, all or a portion of the total value of the Participant's vested interest may be distributed in a lump sum, subject to the provisions below.

                    The balance if any, or the entire amount in the absence of a lump sum election, will be used to purchase an immediate or deferred annuity in accordance with the provisions of Subsections (e), (f) and (g).

               (B)  If the[ combined] value of a Participant's
vested interest in his Matching Contribution,[ Regular Contribution,] Transfer, Qualified Matching Contribution and Qualified Nonelective Contribution Accounts is more than
[$3,500][$     ], such amount will be used to purchase a[n]
[immediate or] deferred annuity in accordance with the provisions of Subsections (e), (f) and (g)[ at the Participant's election].

Such Participant may elect to have the combined value of the vested interest in his Elective Deferral Contribution[,][and][Rollover] [and Voluntary Contribution ]Account[s] distributed in a lump sum, subject to the provisions below, or in the absence of such lump sum election, such amount will be combined with his previously described Accounts for the purchase of the annuity.

ALL PLANS - FOR PERIOD CERTAIN ONLY ANNUITIES, OMIT BRACKETED
PHRASES.

     (c) Subject to Section 7.02, if a Participant's benefits are required to commence in accordance with Subsection 7.02[(d) or] (e), such Participant shall make an irrevocable election as to the optional form of payment. Such benefit shall reflect the Participant's elections regarding Beneficiary and recalculation of life expectancies in accordance with regulations under Code
Section 401(a)(9).[ A Participant whose Account includes funds transferred without the required spousal consent[ after December 31, 1984], directly or indirectly, from a plan subject to Code
Section 412, must elect to recalculate life expectancies unless his spouse consents to waive the Qualified Annuity]. The options available will include the options available under Subsection
(f)[, with lifetime option benefits determined using the rules provided by regulations under Code Section 401(a)(9)] and will be payable through the purchase of an annuity contract. Upon subsequent termination of employment, the optional form previously elected will remain in effect. In lieu of the options available under Subsection (f), the Participant may elect to have the value of his Account each year payable in a lump sum or to have the minimum amount required to be distributed each year under Code Section 401(a)(9) payable directly from the Trust Fund with the remaining balance payable in a lump sum upon termination of employment.

          In the absence of an election by the Participant, the form of payment shall irrevocably be the minimum amount required to be distributed each year under Code Section 401(a)(9) payable directly from the Trust Fund with the remaining balance payable in a lump sum upon such Participant's termination of employment and life expectancies shall not be recalculated.[ If the Participant's Account includes funds transferred without the required spousal consent[ after December 31, 1984], directly or indirectly, from a plan subject to Code Section 412, the form of payment shall irrevocably be a Qualified Annuity and life expectancies shall be recalculated.]

     (d) Subject to Section 7.02 and before the Participant's Annuity Starting Date, any benefit payable to a Participant's Beneficiary other than the Participant's Protected Spouse which is more than $3,500 may be distributed in a lump sum or used to purchase an immediate annuity in accordance with the provisions of Subsections (e) and (f), as elected by the Participant while in the employ of the Company. In the absence of such an election by the Participant, or if the Participant's Protected Spouse is the Beneficiary, such Beneficiary may make the election.

          OMIT BRACKETED PHRASE IF NO ANNUITIES OR PERIOD CERTAIN
ANNUITIES ONLY

          In the absence of an election by the Beneficiary, benefits will be payable in a lump sum[ unless the Protected Spouse is the Beneficiary and the Participant had funds transferred without the required spousal consent[ after December 31, 1984], directly or indirectly, to the Plan from a plan subject to Section 412 of the Code, in which case, benefits will be payable to the Protected Spouse in the form of a life annuity].

ALL PLANS

     (e)  Any benefit payable as an annuity will be distributed
(i) by the purchase of a nontransferable single premium annuity contract, including an annuity purchased under a group annuity contract, on behalf of a Participant or Beneficiary from an
insurance company, provided at least [$3,500][$      ] is
available for the purchase of the annuity, or (ii) directly from the Trust Fund.

          Any annuity contract purchased and distributed to a Participant or Beneficiary shall comply with the requirement of this Plan.

          In the absence of a requirement or an election indicating the type of annuity preferred, a deferred annuity will be provided upon the Participant's termination of employment unless the Participant had attained[ his Normal Retirement
Date][age 62], in which event an immediate annuity shall be provided. If the payment of benefits to a Participant is deferred in accordance with Subsection 7.02(g), a deferred annuity will be provided on behalf of such Participant.

     IF PERIOD CERTAIN ANNUITIES ONLY, USE SECOND BRACKETED
MATERIAL AND OMIT FIRST; USE LAST SENTENCE ONLY IF BENEFITS
PAYABLE DIFFERENTLY UPON RETIREMENT VS. RESIGNATION OF DISCHARGE

     (f) The annuity options available include [the Life, Joint and 100% Survivor, 15 Year Certain and Continuous, and] 10, 15 or 20 Year Certain Installments[ but, may not include any lifetime annuity form].[ If benefits are payable in accordance with Paragraph (b)(ii), the above options[, including a lump sum distribution,] will be available [provided that no method of distribution includes a lump sum payment or installments payable over a period of less than 10 years]

     IF PERIOD CERTAIN ANNUITIES ONLY, OMIT BRACKETED PHRASES

          The election of the annuity option under the above provisions shall be at the discretion of the Participant or his Beneficiary provided that no method shall be permitted which would (i) result in the benefits being payable over a period extending beyond the[ life of such Participant or the lives of such Participant and his Beneficiary or] life expectancy of such Participant or the life expectancy of such Participant and his Beneficiary; or (ii) distribute any remaining balance, in the event of a Participant's death after the commencement of his benefits, less rapidly than the method of distribution in effect prior to his death.

          In no event may the Participant or Beneficiary change any annuity option subsequent to the Annuity Starting Date.

USE IF PERIOD CERTAIN ANNUITIES ONLY

     (g) In the absence of an election of an annuity option by the Participant, a 15 Year Certain Annuity will be purchased.

OMIT IF PERIOD CERTAIN ANNUITIES ONLY - FOR NEW PLANS WITH EFF.
DATES AFTER DEC. 31, 1984, OMIT BRACKETED MATERIAL IN PARAGRAPH
(ii)

     (g)  Subject to Section 7.04,

          (i) if a Participant elects to receive his benefits in the form of a life annuity, such benefits shall be distributed under a Qualified Annuity unless the Participant elects to receive his retirement income under any other optional form of distribution as made available to such Participant.

          (ii) if a Participant has had funds transferred without the required spousal consent[ after December 31, 1984], directly or indirectly, from a plan subject to Code Section 412 and the portion of the Participant's Account attributable to such transferred funds is more than $3,500, such funds will be distributed in the form of a Qualified Annuity unless the Participant elects to receive his retirement income under any other optional form of distribution as made available to such Participant.

          (iii)     the Participant shall have the right to
elect, revoke or change any election under this Subsection at any time during his Election Period.

ALL PLANS

     IF ONE INVESTMENT FUND, USE 5.03

     (h) Notwithstanding the provisions of Section [5.03/5.05], when distribution of benefits from the Trust Fund is to be deferred, whether in whole or in part, the Committee may direct the Trustee to deposit the Participant's Account in an interest-bearing account or to purchase, on behalf of such Participant, a single-premium deferred annuity policy. Thereafter, such Participant's Account shall be credited with the interest attributable to such account or shall be equal to the value of such annuity policy and the provisions of Section [5.03/5.05] shall not be applicable.

ALL PLANS

     (i) Any benefits payable under this Article may be paid in cash, securities, or such other assets of the Trust Fund as the Committee may direct.

          The distribution of a lump sum payment and/or annuity contract to the Participant or his Beneficiary will constitute the complete discharge of all obligations of the Plan.

     LUMP SUM ONLY

7.03 Method and Form of Payment of Benefits

     The following provisions shall be applicable for determining when distribution of benefits shall be made. These provisions are intended to conform to the requirements of Section 401(a)(9) of the Code, including the minimum distribution incidental benefit proposed Treasury Regulation 1.401(a)(9)-2, and shall be construed accordingly:

     (a) Subject to Section 7.02, all benefits will be distributed in a lump sum.

     (b) Notwithstanding the provisions of Section [5.03/5.05], when distribution of benefits from the Trust Fund is to be deferred in accordance with Section 7.02, whether in whole or in part, the Committee may direct the Trustee to deposit the Participant's Account in an interest-bearing account.
Thereafter, such Participant's Account shall be credited with the interest attributable to such account and the provisions of Section [5.03/5.05] shall not be applicable.

     (c) Subject to Section 7.02, if a Participant's benefits are required to commence in accordance with Subsection 7.02[(d) or] (e), in lieu of an immediate lump sum distribution, the Participant may elect to have the minimum amount required to be distributed each year under Code Section 401(a)(9) with the remaining balance payable in a lump sum upon termination of employment. Such benefit shall be payable directly from the Trust Fund and shall reflect the Participant's elections regarding Beneficiary and recalculation of life expectancies in accordance with regulations under Code Section 401(a)(9).

          In the absence of an election by the Participant, the form of payment shall irrevocably be [in the form of a lump sum][the minimum amount required to be distributed each year under Code Section 401(a)(9) payable directly from the Trust Fund with the remaining balance payable in a lump sum upon such Participant's termination of employment and life expectancies shall not be recalculated].

     (d) Any benefits payable under this Article may be paid in cash, securities, or such other assets of the Trust Fund as the Committee may direct.

          The distribution of a lump sum payment to the Participant or his Beneficiary will constitute the complete discharge of all obligations of the Plan.

OMIT IF NO LIFE ANNUITIES

7.04 Spousal Consent Requirements With Respect to Participant
Elections

     (a) If a Participant is married and has elected to receive his benefits in the form of a life annuity, any election by such Participant to commence a benefit payment in a form other than a Qualified Annuity at any time will require the written acknowledgment and irrevocable consent of the Protected Spouse as witnessed by a Plan representative or a notary public during the Election Period.

     (b) If a Participant is married and has had funds transferred without the required spousal consent[ after December 31, 1984], directly or indirectly, to the Plan from a plan subject to Section 412 of the Code, any election by such Participant to commence a benefit payment in a form other than a Qualified Annuity at any time, will require the written acknowledgment and irrevocable consent of the Protected Spouse as witnessed by a Plan representative or a notary public during the Election Period.

          Notwithstanding the above, if such transferred funds are accounted for separately, the above consent requirement will only apply to payments attributable to such funds and then only if the value of such funds at the Annuity Starting Date exceeds $3,500.

     (c) Any spousal consent will be limited to a specific alternate Beneficiary and form of payment and any change in such Beneficiary or form will require a new spousal consent.

     (d) If it is established to the satisfaction of the Committee that there is no spouse because the spouse cannot be located or such other circumstances as may be promulgated by the Internal Revenue Service or established by law, such consent will not be required. Spousal consent[ shall be effective with respect to Participants who received pay for at least one Hour of Employment after August 22, 1984, but only with respect to elections made after December 31, 1984, and, with respect to any other Participant,] may additionally be required at the Committee's request.

     (e) Notwithstanding the above, no consent to a distribution or election of an optional form shall be valid until written notification of the provisions of this Section and Subsection 7.03(g) is received by the Participant. The Committee shall provide such written notification no less than 30 days nor more than 90 days before the Annuity Starting Date.

          Such notice shall contain a written explanation of

          (i)  the terms and conditions of a Qualified Annuity;

          (ii) the Participant's right to make and the effect of an election to waive the Qualified Annuity form of benefit;

          (iii)     the rights of the Protected Spouse;

          (iv) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Annuity; and

          (v) a description of the optional forms available under Subsection 7.03(f).

ALL PLANS - IF FORFEITURES REDUCE COMPANY CONTRIBUTIONS, USE
FIRST BRACKETED CLAUSE, OTHERWISE USE SECOND BRACKETED CLAUSE

7.04/
7.05 Disposition of Unclaimed Benefits

     In the event that any check or notice with respect to the payment of benefits under the Plan remains outstanding at the expiration of six months from the date of mailing of such check to the last known address of the payee, the Committee shall notify the Trustee to stop payment of all such outstanding checks and to suspend the issuance of any further checks, if any, to such payee. If, during the three-year period (or such other period as specified in the Trust Agreement) from the date of mailing of the first such check or of notice that a benefit is due under the Plan, the Committee cannot establish contact with the payee by taking such action as it deems appropriate and the payee does not make contact with the Committee, the remaining benefits shall be forfeited and used to reduce the Company's contributions in accordance with Section 3.03. In the event the payee is located subsequent to the date the benefits were forfeited, the dollar amount of such benefits shall be restored [from Company contributions] [in accordance with the provisions of Article 6.

7.05/
7.06 Non-Assignability

     OMIT BRACKETED PHRASE IF PLAN HAS NO LOANS

     No benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such action shall be void for all purposes of the Plan. No benefit shall in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachments or other legal process for or against any person, except with respect to a Qualified Domestic Relations Order and in such other instances and to such extent as may be required by law [ and except as provided in Article [13][ ]].

7.06/
7.07 Substitute Payee

     If a Participant or Beneficiary entitled to receive any benefits hereunder is in his minority or is, in the judgment of the Committee, legally, physically, or mentally incapable of personally receiving and receipting any distribution, the Committee may instruct the Trustee to make distributions to his legally appointed guardian.

7.07/
7.08 Satisfaction of Liability

     After all benefits have been distributed in full to a Participant or to his Beneficiary, all liability to such Participant or to his Beneficiary shall cease.


7.08/
7.09 Direct Rollover to Eligible Retirement Plans

     (a) Notwithstanding any provisions of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

     (b)  Definitions

          (i)  Eligible Rollover Distribution

               An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (A) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years of more; (B) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and (C) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

          (ii) Eligible Retirement Plan

               An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

          (iii)     Distributee

               A Distributee includes an Employee or former
Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order, are Distributees with regard to the interest of the spouse or former spouse.

          (iv) Direct Rollover

               A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

7.10 Waiver of 30 Day Notice Requirement

     Notwithstanding any provisions of the Plan to the contrary, if a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Treasury Regulations is given, provided that:

     (a) the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

     (b) the Participant, after receiving the notice, affirmatively elects a distribution.

                                    ARTICLE 8

                           ADMINISTRATION OF THE PLAN


8.01 Assignment of Administrative Authority

     The Board of Directors shall appoint a Committee to administer the Plan. The Committee may consist of directors, officers, Employees, or any other individuals, who, upon acceptance of such appointment, shall serve at the pleasure of the Board of Directors. Any member may resign by delivering his written resignation to the Board of Directors and to the Committee. Vacancies in the Committee arising from resignation, death or removal shall be filled by the Board of Directors. The Board of Directors shall also appoint the Trustee and may appoint an investment manager.

8.02 Organization and Operation of the Committee

     (a) The Committee shall act, in carrying out its duties and responsibilities, in the interest of the Participants and Beneficiaries with the care, skill, prudence,and diligence under the circumstances then prevailing that a prudent man, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of like character and aims.

     (b) The Committee shall act by a majority of its members unless unanimous consent is required by the Plan or by unanimous approval of its members if there are two or less members in office at the time. In the event of a Committee deadlock, the Committee shall determine the method for resolving such deadlock. If there are two or more Committee members, no member shall act upon any question pertaining solely to himself, and the other member or members shall make any determination required by the Plan in respect thereof.

     (c) The Committee may authorize any one or more of its members to execute documents on behalf of the Committee and shall notify the Trustee in writing of such action and the name or names of the member or members so designated.

     (d) The Committee may, by unanimous consent, delegate specific authority and responsibilities to one or more of its members. The member or members so designated shall be solely liable, jointly and severally, for their acts or omissions with respect to such delegated authority and responsibilities.
Members not so designated, except as provided under Subsection 8.06(b), shall be relieved from liability for any act or omission resulting from such delegation.

     (e) The Committee shall endeavor not to engage in any prohibited transactions, as specified in the Employee Retirement Income Security Act of 1974, or any successor act. However, any member of the Committee who is a Participant or Beneficiary shall not be precluded from receiving benefits payable under the Plan.

8.03 Authority and Responsibility

     The Committee and its delegates shall have full discretionary authority and responsibility for administration of the Plan. Such authority and responsibility shall include, but shall not be limited to, the following areas.

     (a) Appointment of qualified accountants, consultants, administrators, counsel or other persons it deems necessary or advisable, who shall serve the Committee as advisors only and shall not exercise any discretionary authority, responsibility or control with respect to the management or administration of the Plan.

          Any action of the Committee on the basis of advice, opinion, reports, etc. furnished by such qualified accountants, consultants, administrators and counsel shall be the sole responsibility of the Committee.

          Members of the Committee shall not be precluded from serving the Committee in any other capacity, provided any compensation paid for such services is reasonable.

     (b) Determination of eligibility to participate and all benefits, and resolution of all questions arising from the administration, interpretation and application of the Plan, including the determination of the validity of any Qualified Domestic Relations Order in accordance with Section 8.09.

     (c) Notification to the Trustee of all benefits payable under the Plan and the manner in which such benefits are to be paid.

     (d) Adoption of forms and regulations for the administration of the Plan.

     (e) Remedy of any inequity resulting from incorrect information received or communicated, or of administrative error.

     (f) Assurance that its members, the Trustee and other persons who handle funds or other property of the Trust Fund are bonded as required by law.

     (g) Settlement or compromise of any claims or debts arising from the operation of the Plan and the commencement of any legal actions or administrative proceeding.

     (h) Direction to the Trustee as to specific investments which, under the terms of the Trust Agreement, may be made only upon written direction of the Committee or which are made in accordance with specific provisions of the Plan, such as annuity or group investment contracts, loans to Participants, or earmarked investments selected by Participants.

     (i)  Action as agent for the service of legal process.

     (j) Communication regarding the liquidity needs of the Plan so that investment discretion can be exercised to effect specific objectives.

8.04 Records and Reports

     (a) The Committee shall keep a record of its proceedings and acts and shall keep books of account, records and other data necessary for the proper administration of the Plan.

     (b) The Committee shall make its records available for examination by the Employer, or any Participant or Beneficiary during business hours at the principal place of business of the Company. However, a Participant or Beneficiary may examine only records pertaining exclusively to himself and such other records specified by law.

     (c) The Committee shall make available to any Participant or Beneficiary any material required by law without cost. The Committee may, upon written request by any Participant or Beneficiary, provide copies of such material as it deems appropriate and shall furnish copies of such material required by law. The Participant or Beneficiary may be required to pay the reasonable cost as determined by the Committee of preparing and furnishing such material or the cost as prescribed by law.

8.05 Required Information

     The Company and Participants or Beneficiaries entitled to benefits shall furnish forms, including but not limited to annuity applications, and any information or evidence, as requested by the Committee for the proper administration of the Plan. Failure on the part of any Participant or Beneficiary to comply with such request within a reasonable period of time shall be sufficient grounds for delay in the payment of benefits until the information or evidence requested is received.

8.06 Fiduciary Liability

     (a) A member of the Committee who breaches the responsibilities, obligations, or duties imposed by law shall be liable to the Plan for any losses resulting from such breach.

     (b) A member of the Committee shall be liable for a breach of fiduciary responsibility by another Committee member or Trustee, with respect to the Plan or Trust Fund, under the following circumstances.

          (i) The member knowingly participates in or undertakes to conceal an act or omission of another member of the Committee or Trustee, with knowledge that the act or omission is such a breach.

          (ii) If the member's failure to comply with Subsection
8.02(a) has enabled another member or Trustee to commit such a breach.

          (iii) The member has knowledge of such a breach by another member or Trustee and does not make reasonable efforts under the circumstances to remedy the breach.

8.07 Payment of Expenses

     Those members of the Committee who are full-time paid employees of the Company shall serve without compensation. The expenses of the Committee, including reasonable compensation as may be agreed upon in writing between the Company and the Committee for members of the Committee who are not full-time employees of the Company, shall be deemed administrative expenses payable in accordance with Article 3.

8.08 Indemnification

     The Company shall indemnify members of the Committee against personal financial loss resulting from liability incurred in the administration of the Plan, unless such liability and loss were caused by such individual's gross negligence or willful misconduct.

8.09 Qualified Domestic Relations Orders

     (a)  Qualified Domestic Relations Order

          (i) A Qualified Domestic Relations Order (hereinafter referred to as "QDRO") is a Domestic Relations Order which creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a Participant under the Plan, and which the Committee has determined meets the requirements of Paragraphs (ii) and (iii).

          (ii) A Domestic Relations Order meets the requirements of a QDRO only if the order clearly specifies

               (A)  the name and the last known mailing address
(if any) of the Participant and the name and mailing address of each Alternate Payee covered by the order;

               (B) the amount or percentage of the Participant's benefits to be paid by the Plan to each such Alternate Payee, or the manner in which such amount or percentage is to be determined;

               (C) the number of payments or period to which such order applies; and

               (D)  that the order applies to this Plan.

          (iii)     A Domestic Relations Order meets the
requirements of a QDRO only if the order

               (A) does not require the Plan to provide any type or form of benefits, or any option, not otherwise provided under the Plan;

               (B)  does not require the Plan to provide
increased benefits (determined on the basis of actuarial value);
and

               (C) does not require the payment of benefits to an Alternate Payee which are required to be paid to another
Alternate Payee under another Domestic Relations Order previously determined to be a QDRO.

          (iv) In the case of any payment before a Participant has separated from service, a QDRO shall not be treated as failing to meet the requirements of Paragraph (iii)(A) above solely because the order requires the payment of benefits to an Alternate Payee

               (A) on or after the date on which the Participant attains (or would have attained) the Earliest Retirement Age;

               (B) as if the Participant had retired on the date such payment is to begin under such order; and

               (C) in any form in which such benefits may be paid under the Plan to the Participant (other than in the form of a joint and survivor annuity with respect to the Alternate Payee and his or her subsequent spouse).

          (v)  For purposes of Paragraph (iv), Earliest
Retirement Age means the earlier of

               (A) the date on which the Participant is entitled to a distribution under the Plan; or

               (B) the later of (1) the date the Participant attains age 50 or (2) the earliest date on which the Participant could begin receiving benefits under the Plan if such Participant separated from service.

               Notwithstanding any provisions of the Plan to the contrary, for purposes of Subparagraph (A) above, a distribution to an Alternate Payee may be made prior to the date on which the Participant is entitled to a distribution under Section 7.02 or
Article 12 if requested by the Alternate Payee to the extent such distribution is permitted under the QDRO. Nothing in this provision shall permit the Participant to receive a distribution at a date otherwise not permitted under Section 7.02 or Article 12 nor shall it permit the Alternate Payee to receive a form of payment not permitted in Section 7.03.

     (b)  Procedures

          Upon receipt of a Domestic Relations Order, the Committee shall take, or cause to be taken, the following actions:

          (i)  The Committee shall promptly notify the
Participant, each Alternate Payee covered by the order and each representative for these parties of the receipt of the Domestic Relations Order. Such notice shall include a copy of the order and these QDRO Procedures for determining whether such order is a QDRO.

          (ii) Once a Domestic Relations Order has been received
(A) the affected Participant will not be permitted to request a withdrawal[ or a loan] from the Plan and (B) no distributions will be made from the Plan to the Participant upon a subsequent termination until after the payment to the Alternate Payee has been determined, unless the Committee determines the order not to be a QDRO.

          (iii) Within a reasonable period after receipt of a Domestic Relations Order, the Committee shall determine whether it is a QDRO and shall notify the parties indicated in Paragraph
(i) of such determination. Such notice shall indicate whether the benefits payable to the Alternate Payee in accordance with the QDRO are subject to a previously existing QDRO.

          (iv) Pending the Committee's determination of whether a Domestic Relations Order is a QDRO, if payments are due to be paid to the Participant, the Committee shall withhold payment and separately account for the amounts otherwise payable to the Alternate Payee during such period if the order is subsequently determined to be a QDRO (hereinafter referred to as the "segregated amounts"). If, within the 18-month period beginning with the date the first payment would have been required to be made under the Domestic Relations Order, the Committee determines the order to be a QDRO, the Committee shall pay the segregated amounts, including any interest thereon, to the person or persons entitled thereto. If, within such 18-month period, the Committee determines an order is not a QDRO or the Committee fails to reach a decision, the Committee shall pay the segregated amounts to the Participant. If, after the 18-month period, the Committee subsequently determines that the order is a QDRO, the Committee shall pay benefits subsequent to such determination in accordance with the order. If action is taken in accordance with this Subsection (b), the Plan's obligation to the Participant and each Alternate Payee shall be discharged to the extent of any payment made pursuant to the QDRO.

          (v) In determining the segregated amount in accordance with Paragraph (iv), the Participant's vested interest shall be prorated between the Participant and Alternate Payee and the entire amount of any nonvested interest[ or any outstanding Plan loans] will be credited to the Participant and not taken into consideration in making such determination. Any future contributions[ or loan repayment] will be credited to the Participant and not the Alternate Payee.

          (vi) Upon a determination by the Committee that a Domestic Relations Order is a QDRO, the Committee shall arrange for benefits to be paid to the Alternate Payee in accordance with such order and Sections 7.02 and 7.03 as if the Participant had terminated employment at such time.

          (vii) If benefits are not immediately distributable to the Alternate Payee, such amount shall be separately accounted for until such time as the distribution is made. Any amount subject to a QDRO will not be available to the Participant under the Plan withdrawal provisions[ nor will it be available as collateral for a Plan loan].

          (viii) The Alternate Payee shall be treated as a Beneficiary for all purposes of the Plan.[ The Alternate Payee will be eligible for the same investment election option in accordance with Article 5 as the Participant.]

     The foregoing provisions are effective for QDROs entered into on or after January 1, 1985, except that, in the case of a Domestic Relations Order entered into before January 1, 1985, the Committee (i) may treat such order as a QDRO even though such order fails to meet the requirements of Subsections (a)(ii) and
(iii) above, and (ii) must treat such order as a QDRO if benefits were being paid pursuant to such order on January 1, 1985.

                                    ARTICLE 9

                            AMENDMENT AND TERMINATION


9.01 Amendment

     (a) The Plan may be amended or otherwise modified by the Board of Directors, or the Committee to the extent authorized in accordance with Subsection (c). Copies of any such amendment or modification shall be sent to the governing body of each Company for adoption.

     (b)  No amendment or modification shall

          (i) permit any part of the Trust Fund, other than such part as is required to pay taxes, administrative expenses and expenses incurred in effectuating such changes, to be used for or diverted to purposes other than the exclusive benefit of the Participants or Beneficiaries and/or persons entitled to benefits under the Plan or permit any portion of the Trust Fund to revert to or become the property of the Company;

          (ii) have the effect of reducing the Account of any Participant as of the date of such amendment or deprive any Participant or Beneficiary of a benefit accrued and payable; or

          (iii) eliminate any option which constitutes a valuable right available to a Participant with respect to benefits previously accrued to the extent the Participant satisfied, either before or after the amendment, the conditions for the form of payment except as otherwise permitted by applicable law and regulations.

     (c) The Committee may amend or modify the Plan in order to bring the Plan into compliance with applicable law or regulations, provided said amendment or modification does not have a material effect on the estimated cost of maintaining the Plan and does not create a new class of benefits or entitlements.

9.02 Termination

     While the Plan and Trust Fund are intended to be permanent, they may be terminated at the discretion of the Board of Directors. Written notification of such action shall be given to each Company, the Trustee and the Committee. Thereafter, no further contributions shall be made to the Trust Fund.

REFERENCE IN SUBSECTION (c) IS TO FIRST SECTION OF LAST ARTICLE

9.03 Vesting Upon Termination

     Upon the complete discontinuance of Company contributions or the termination or partial termination of the Plan and Trust
Fund, the Account of each affected Participant shall become fully vested and shall not be reduced except

     (a) for adjustments resulting from a valuation in accordance with Article 5, which valuation shall also reflect the expenses incurred for administration of the Plan and/or Trust Fund after such discontinuance or termination date, and all expenses incurred in effectuating the complete discontinuance of Company contributions or termination or partial termination of the Plan and Trust Fund, such as the fees and retainers of the Plan's Trustee, accountant, custodian, administrator, consultant, counsel and other specialists if such expenses are not paid by the Company;

     (b) for distributions of benefits by the Trustee to the Participant in accordance with the Plan and at the written direction of the Committee; and

     (c)  as provided in Section [14.01][13.01][12.01].

OMIT FIRST BRACKETED PHRASE AT CONSULTANT'S REQUEST

9.04 Distribution of Benefits After Termination

     As soon as administratively feasible following [receipt of a favorable letter of determination from the Internal Revenue Service with regard to ]the termination of the Plan and Trust Fund, the Trustee, as authorized and directed by the Committee, shall, provided there is no successor defined contribution plan within the meaning of Section 401(k)(10)(A)(i) of the Code, distribute each Account, after adjustment in accordance with Subsection 9.03(a), in a manner consistent with the provisions of
Article 7.

FOR SINGLE PLAN (ASSETS FROM ONE COMPANY MAY BE USED FOR
EMPLOYEES OF ANOTHER COMPANY)


                                   ARTICLE 10

                             PARTICIPATING COMPANIES


10.01     Adoption by Other Entities

     Any corporation or other business entity may, by resolution of its own governing body, and with the approval of the Board of Directors, adopt the Plan and thereby become a Company. Notwithstanding the adoption of the Plan by other entities, [effective as of [DATE OF MERGER],] the Plan will be administered as a single plan and all Plan assets will be available to pay benefits to all Participants under the Plan.

10.02     Alternative Provisions

     No Company may adopt alternative provisions as to itself or its Employees.

     Upon request of the governing body of a Company, the Board of Directors may amend the Plan with respect to the Employees of such Company provided that any change will only apply if any inequity resulting from such changed Plan provisions is not found to be discriminatory on behalf of Highly Compensated Employees.

10.03     Right to Withdraw (Plan Spinoff)

     Each Company having adopted the Plan shall have the right as of the last day of any month to withdraw from the Plan and/or Trust Agreement by delivering to the Board of Directors, the Committee and the Trustee written notification from its own governing body of such action and setting forth the date as of which the withdrawal shall be effective. The date specified in such written notice shall be deemed a Valuation Date.

10.04     Procedure Upon Withdrawal

     (a)  If a Company withdraws from the Plan and Trust
Agreement as the result of its adoption of a different plan, the Trustee shall segregate the portion of the Trust Fund attributable to the Accounts of Participants employed solely by such Company.

     OMIT BRACKETED PHRASE AT CONSULTANT'S REQUEST

          As soon as administratively feasible[ following receipt of a favorable letter of determination from the Internal Revenue Service with regard to the adoption of such successor plan], the Trustee shall transfer the segregated assets to the insurance carrier or fiduciary designated by the Company as the agency through which the benefits of such successor plan are to be disbursed.

     (b) If a Company withdraws from the Plan and Trust Agreement as the result of its adoption of a resolution to terminate its participation in the Plan and to distribute assets to its Employees who are Participants, the Trustee shall segregate the portion of the Trust Fund attributable to the Accounts of the Participants who are employed solely by such Company, and the termination provisions of Section 9.03 and 9.04 shall apply with respect to such segregated assets.

FOR SEPARATE PLANS (EACH COMPANY HAS SEPARATE PLAN AND ASSETS OF
ONE CANNOT BE USED FOR EMPLOYEES OF ANOTHER COMPANY)

                                   ARTICLE 10

                             PARTICIPATING COMPANIES


10.01     Adoption by Other Entities

     Any corporation or other business entity may, by resolution of its own governing body, and with the approval of the Board of Directors, adopt the Plan and thereby become a Company. Each Company hereunder shall be deemed to have a separate plan so that the assets of each plan will not be available to provide benefits to the Employees of any other Company's plan hereunder. Any reference to Company within the Plan shall be applied separately with respect to each adopting business entity.

10.02     Alternative Provisions

     A Company may, at any time, in lieu of the provisions of the Plan, request that the Board of Directors adopt alternative provisions with respect to its separate Plan. In no event shall alternative provisions be permitted if any inequity resulting from such changed provisions is found to be discriminatory on behalf of Highly Compensated Employees.

10.03     Right to Discontinue Company Contributions, Withdraw or
Terminate

     Each Company having adopted the Plan shall have the right as of the last day of any month to discontinue further contributions to the Trust Fund or to withdraw from the Plan and/or Trust Agreement or to terminate, as to itself, the Plan and the Trust Agreement by delivering to the Board of Directors, the Committee and the Trustee written notification from its own governing body of such action and setting forth the date as of which the discontinuance, withdrawal or termination shall be effective.

10.04     Procedure Upon Discontinuance of Company Contributions,
Withdrawal or Termination

     (a) If a Company discontinues further contributions to the Trust Fund, the portion of the Trust Fund attributable to such Company shall continue to be held by the Trustee and the Committee shall continue to administer the Plan with respect to the Participants who are Employees of such Company. The provisions of Section 9.03 shall apply to the Accounts of all such Participants as of the date of discontinuance.

     (b)  If a Company withdraws from the Plan and Trust
Agreement as the result of its adoption of a different plan, the Trustee shall segregate the portion of the Trust Fund attributable to such Company.

          OMIT BRACKETED PHRASE AT CONSULTANT'S REQUEST

          As soon as administratively feasible[ following receipt of a favorable letter of determination from the Internal Revenue Service with regard to the adoption of such successor plan], the Trustee shall transfer the portion of the Trust Fund attributable to such Company to the insurance carrier or fiduciary designated by the Company as the agency through which the benefits of such successor plan are to be disbursed.

     (c)  If a Company shall terminate the Plan and Trust
Agreement as to itself, the Trustee shall segregate the portion of the Trust Fund attributable to such Company, and the provisions of Sections 9.03 and 9.04 shall apply with respect to such Company.

ALL PLANS


                                   ARTICLE 11

                              TOP-HEAVY PROVISIONS


11.01     Definition of Top-Heavy and Super Top-Heavy

     AMENDED PLANS IF EFFECTIVE DATE BEFORE 12-31-83

     (a) The Plan will be Top-Heavy for a Plan Year beginning after December 31, 1983, if, as of the [final ]Valuation Date of the preceding Plan Year, hereinafter referred to as the Determination Date,

     NEW PLANS AND AMENDED PLANS IF EFFECTIVE DATE AFTER 12-31-83

     (a) The Plan will be Top-Heavy for a Plan Year if, as of the [final ]Valuation Date of the preceding Plan Year (or the
[final ]Valuation Date of the current Plan Year, if such year is the first Plan Year), hereinafter referred to as the Determination Date,

ALL PLANS

          (i) the aggregate value of the Accounts of all Participants who are Key Employees (as defined in Section 11.02) exceeds 60% of the aggregate value of such Accounts of all Participants and the Plan cannot be aggregated with any other plans which would result in the formation of a non-Top-Heavy aggregation group of plans; or

          (ii) the Plan is required to be part of an aggregation group of plans and the aggregation group is Top-Heavy. The group will be deemed Top-Heavy if the aggregate value of all defined contribution plan accounts and the value of all defined benefit plan accrued benefits attributable to Key Employees exceeds 60% of such values attributable to all participants of the aggregated plans. Such benefit values and accounts shall be aggregated using the Determination Dates of the individual plans which fall within the same calendar year.

          For purposes of this Section, aggregation group means all plans, including terminated plans, maintained by the Employer if maintained within the last five years ending on the Determination Date, in which a Key Employee is a participant or which enables any plan in which a Key Employee is a participant to meet the requirements of Section 401(a)(4) or Section 410 of the Code, as well as all other plans maintained by the Employer, provided that inclusion of such other plans in the aggregation group would not prevent the group of plans from continuing to meet the requirements of such sections of the Code.

     (b) The Plan will be Super Top-Heavy for a Plan Year if the aggregate value of all defined contribution plan accounts and the value of all defined benefit plan accrued benefits attributable to all Participants who are Key Employees exceeds 90% of such values attributable to all Participants in lieu of 60% as stated in Subsection (a).

REMOVE BRACKETED PHRASE IF ED AFTER DATES OF REFERENCE

     (c) For purposes of determining the aggregate value of the benefit values and accounts under this Section, distributions, other than rollovers or direct transfers to another qualified plan maintained by the Employer or rollovers or direct transfers not initiated by the Participant, made during the five-year period ending on the Determination Date of the plan from which such distributions were made, shall be included to the extent such distributions are not otherwise reflected in the value of any accrued benefit under a defined benefit plan as determined with respect to such plan's Determination Date. Such aggregate value shall not include any (i) assets rolled over or transferred at the initiation of the Participant directly from a qualified plan maintained by a business entity other than an Employer to the Plan[, after December 31, 1983], (ii) amounts attributable to former Key Employees, (iii) amounts attributable to Participants not employed during such five-year period, or (iv) amounts attributable to deductible employee contributions under former
Section 219(e)(2) of the Code.

          A Participant's accounts under any defined contribution plan as of any Determination Date, other than the Determination
Date which falls within the first Plan Year, shall not include any Employer contributions due and not yet paid as of the Determination Date, if the plan under which the account is maintained is not subject to Section 412 of the Code.

          Accrued benefit values under defined benefit plans aggregated with this Plan shall be determined, subject to the rules set forth in Section 416(g)(4)(F)(ii) of the Code, as of the dates of the most recent valuations preceding or coincident with such defined benefit plans' Determination Dates, in accordance with the interest and mortality rate assumptions specified in such defined benefit plans for this purpose or, if not specified, shall be determined using an interest rate of 5% and mortality rates in accordance with Group Annuity Mortality Table for 1951 (Projection "C" to 1970, set back five years for females). Such accrued benefit values shall be determined under the method of accrual used for all plans of the Employer or, if such method is not identical, as if such benefit accrued under the fractional rule as described in Section 411(b)(1)(C) of the Code.

11.02     Definition of Key Employee

     An Employee or a former Employee will be considered to be a Key Employee for a Plan Year if, at any time during the Plan Year or the preceding four Plan Years, he is an officer of the Employer earning more than 50% of the maximum dollar limitation under Section 415(b)(1)(A) of the Code; one of the 10 employees owning the largest interests (minimum 1/2%) in the Employer earning more than the maximum dollar limitation under Section 415(c)(1)(A) of the Code; a 5% owner; or a 1% owner whose compensation exceeds $150,000. This definition of Key Employee shall be governed by Section 416 of the Code and Regulations thereunder. For purposes of this definition, but only to the extent required by law, a Key Employee's Beneficiary shall be treated as a Key Employee, and ownership percentages shall be determined without regard to aggregation of entities under common control within the meaning of Sections 414(b), (c) and (m) of the Code. In no event shall more than 50 employees (or, if less, the greater of three employees or 10 percent of the employees) be deemed officers for purposes of this definition.

IF CLIENT MAINTAINS DEFINED BENEFIT PLAN AND DEFINED CONTRIBUTION
PLAN LIMITED BY 1.0 RULE, IS NOT SUPER-TOP-HEAVY, AND WANTS TO
RECOUP 1.25 RULE, CHANGE 3% TO 4%, AND 5% TO 7.5%

IF AUTOMATIC REVERSION FOR NON TOP-HEAVY YEARS, REMOVE FIRST
BRACKETED CLAUSE IN SUBSECTION (a) - IF FORFEITURES REDUCE
COMPANY CONTRIBUTIONS, REMOVE SECOND AND THIRD BRACKETED WORDS IN
SUBSECTION (a)

     ALL NON-INTEGRATED PLANS, ALL INTEGRATED PLANS WHERE MINIMUM
IS PROVIDED FOR IN REGULAR NON-DISCRETIONARY ALLOCATION
(INCLUDING SHARING FOR EMPLOYEES WITH LESS THAN 1,000 HOURS) AND
401(k) AND S & I PLANS WITHOUT REGULAR CONTRIBUTIONS

11.03     Minimum Employer Contribution

     (a) Unless otherwise provided in this Section, for any Plan Year in which the Plan is determined to be Top-Heavy[ and for each Plan Year thereafter, even if the Plan ceases to be Top-Heavy],[ the sum of ] the Company contribution [and forfeitures, if any, ]allocated to any non Key Employee Participant in the employ of the Company on the last business day of that Plan Year, shall not be less than an amount which, in combination with all other such amounts allocated to him under all other defined contribution plans maintained by the Employer, is equal to the lesser of

          (i)  3% of the Participant's Compensation or

          (ii) the highest percentage of Compensation (net of amounts contributed under a qualified salary reduction or similar arrangement) at which contributions (including Employer matching contributions and forfeitures) are allocated for the Plan Year under the Plan and under any other defined contribution plan required to be aggregated with the Plan on behalf of any Key Employee, times the Participant's Compensation.

USE WITH 401(k) PLANS WITH REGULAR CONTRIBUTIONS - REFERENCE IS
TO COMPANY REGULAR CONTRIBUTION ACCOUNT

     (b) Any contributions made solely to comply with the provisions of this Section shall be credited at the end of the Plan Year.

     USE WITH 401(k) PLANS WITHOUT REGULAR CONTRIBUTIONS

     (b) Any contributions made solely to comply with the provisions of this Section shall be credited at the end of the Plan Year to the Participant's Minimum Employer Contributions Account, which shall be established by the Committee for this purpose.

11.03     Allocation of Contributions[ and Forfeitures]

     (a)  To the extent that the allocations provided under
Article 3 satisfies the minimum percentage specified in Subsection (b) below, the allocation procedures under said
Article 3 shall govern in lieu of those provided for in this Article.

     (b) Unless otherwise provided in this Section, for any Plan Year in which the Plan is determined to be Top-Heavy[ and for each Plan Year thereafter, even if the Plan ceases to be Top-Heavy],[ the sum of ] the Company contribution [and forfeitures, if any, ]shall be allocated to non Key Employee Participants in the employ of the Company on the last business day of that Plan Year and to those other Participants eligible to share in accordance with Article 3 in proportion to their Compensation up to 3%, provided that the amount allocated to any such non Key Employee in the employ of the Company on the last business day of the Plan Year shall not be less than an amount which, in combination with all other such amounts allocated to him under all other defined contribution plans maintained by the Employer, is equal to the lesser of

          (i)  3% of the Participant's Compensation or

          (ii) the highest percentage of Compensation (net of amounts contributed under a qualified salary reduction or similar arrangement) at which contributions (including Employer matching contributions and forfeitures) are allocated for the Plan Year under the Plan and under any other defined contribution plan required to be aggregated with the Plan on behalf of any Key Employee, times the Participant's Compensation.

     USE IF NO YEARS OF SERVICE IN REGULAR ALLOCATION

     (c) To the extent the amount to be allocated exceeds the amount above, the remaining balance shall be allocated to those Participants eligible to share in accordance with Article 3, in proportion to Compensation (excluding any amount paid by the Employer which is not paid by the Company) in excess of [the
Social Security Taxable Wage Base][$        ] up to 3% of such
Compensation.

     USE IF YEARS OF SERVICE IN REGULAR ALLOCATION

     (c) To the extent the amount to be allocated exceeds the amount above, the remaining balance shall be allocated to those Participants eligible to share in accordance with Article 3 in the following order:

          (i)  in proportion to Compensation (excluding any
amount paid by the Employer which is not paid by the Company) in
excess of [the Social Security Taxable Wage Base][$        ] up
to 3% of such Compensation.

          (ii) in proportion to each such Participant's full
Years of Service.

     USE WITH EITHER (c)

          Any contributions made solely to comply with the provisions of this Section shall be credited at the end of the Plan Year.

ALL PLANS

[(c)][(d)]     If any Participant is also covered by a defined
benefit plan or plans maintained by the Employer, then for each year the Plan is determined to be Top-Heavy, 5% will be substituted in lieu of the 3% minimum allocation under [Paragraph
(a)(i)][Paragraph (b)(i) and Subsection (c)] for such Participant and Paragraph [(a)][(b)](ii) shall not be applicable, unless the Participant receives the Top-Heavy defined benefit minimum under the defined benefit plan or plans in accordance with Section 416(c)(1) of the Code, notwithstanding any offset attributable to defined contribution account balances, in which event no minimum contribution will be required under the Plan.

[(d)][(e)]     For purposes of this Section, only benefits
derived from Employer contributions under the Plan, or any other defined contribution plan or plans are to be taken into account to determine whether the minimum Employer contribution or benefit has been satisfied, excluding matching contributions and any contributions attributable to a salary reduction or similar arrangement, but including contributions as defined in Treasury Regulation 1.401(k)-1(g)(13). Such salary reduction contributions will be taken into account to determine the Employer contribution made on behalf of any Key Employee under Subsection 11.03[(a)][(b)](ii), but not to determine whether the minimum Employer contribution or benefit has been satisfied.

USE FOR PLANS WITH REGULAR CONTRIBUTIONS

     IF 1,000 HOURS REQUIRED TO SHARE

[(e)][(f)]     For purposes of this Section only, Participant
shall also include any Participant who did not meet the 1,000
Hours of Employment requirement necessary to share in the Company's [Regular C][c]contributions.

     USE FOR PLANS WITHOUT REGULAR CONTRIBUTIONS

[(e)][(f)]     For purposes of this Section only, Participant
shall also include any Eligible Employee who would otherwise be eligible for the Plan but who declined to make contributions required under the Plan in accordance with Subsection 3.01(a)[or
Section 3.04] at any time.

ALL PLANS

     OMIT IF 1,000 HOURS NOT REQUIRED FOR ELIGIBILITY

[(f)][(g)]     An Eligible Employee who has not met the 1,000
Hours of Employment requirement for eligibility in accordance with Article 2, shall not be considered a Participant for purposes of this Section.

ALL PLANS

[( )]          An employee of a business entity which has not
adopted the Plan shall not be considered a Participant for purposes of this Section unless also employed by the Company.

[( )]          An Eligible Employee who becomes a Participant by
virtue of the acceptance of a rollover contribution in accordance with Section 3.07 or a transfer of assets in accordance with
Section 3.08 but who is not otherwise eligible in accordance with
Section 2.01, shall not be entitled to share in any Company contribution allocated in accordance with this Article.

OMIT FOLLOWING SECTION IF NORMAL VESTING SCHEDULE FOR ALL
ACCOUNTS IS MORE LIBERAL FOR ALL YEARS

     IF NO DISABILITY, USE 6.03(a)

11.04  Minimum Vesting

     (a) The following vesting schedule shall be substituted for the vesting schedule under Subsection [6.04(a)/6.03(a)] as of the first day of the first Plan Year the Plan is determined to be Top-Heavy for persons not under the jurisdiction of a collective bargaining unit.

     REGULAR TOP-HEAVY SCHEDULE

                  Number of Years          Percentage of Account

               Less than 2 full years                  0%
                    2 full years                       20%
                    3 full years                       40%
                    4 full years                       60%
                    5 full years                       80%
               6 or more full years                    100%

     3-YEAR CLIFF SCHEDULE

               Less than 3 full years                  0%
               3 or more full years                    100%

FASTER IN SOME YEARS SCHEDULE

               Less than 2 full years                  [    ]
                    2 full years                       [    ]
                    3 full years                       [    ]
                    4 full years                       [    ]
                    5 full years                       [    ]
               6 or more full years                    [    ]

          SCHEDULE CONTINUATION FOR NON TOP HEAVY YEARS

     (b) The vesting schedule under Subsection 11.04(a), unless subsequently amended, shall remain applicable even if the Plan later ceases to be Top-Heavy.

          SCHEDULE REVERSION FOR NON TOP-HEAVY YEARS

     (b) If the Plan ceases to be Top-Heavy, all Participants with three or more Years of Service as of the beginning of such Plan Year, shall continue to be covered by the above schedule. All other Participants shall, for each succeeding Plan Year, be entitled to the vested percentage determined under the schedule in Subsection [6.04(a)][6.03(a)], provided that such vested percentage shall not be less than the vested percentage determined under the schedule in Subsection (a) as of the last day of the last Plan Year the Plan was Top-Heavy.

ALL PLANS - IF PLANS HAVE 4% and 7-1/2% IN SECTION 11.03, OMIT
THE WORDS "Top-Heavy or"

11.04/
11.05  Limitation of Allocations

     For any Plan Year in which the Plan is determined to be Top-Heavy or Super Top-Heavy, the reference to "1.25" in Item (1) of Paragraph (B) of Subsection 4.03(c) will be changed to read
"1.0".

IF WITHDRAWAL OF ANY ACCOUNT IS SAME AS ANY OTHER ACCOUNT, ADD REFERENCE TO SUCH ACCOUNT TO APPROPRIATE SECTION - IF WITHDRAWAL OF ANY ACCOUNT IS DIFFERENT, DRAFT A SEPARATE SECTION AND RENUMBER ALL SECTIONS ACCORDINGLY - IN EITHER EVENT, INCLUDE REFERENCE TO THESE ACCOUNTS IN OTHER SECTIONS WHERE APPROPRIATE AND ADJUST INDEX

                                   ARTICLE 12

                      WITHDRAWAL OF FUNDS DURING EMPLOYMENT


12.01     Withdrawals from Elective Deferral Contribution Account

     Subject to the general withdrawal rules below, a Participant may withdraw up to 100% of his Elective Deferral Contribution Account (a) after attaining age 59-1/2 or (b) before attaining age 59-1/2, provided such withdrawal meets the Financial Hardship Rules below.

COMPANY MATCHING AND REGULAR CONTRIBUTION ACCOUNTS TREATED THE
SAME

     NO WITHDRAWALS FROM COMPANY CONTRIBUTIONS ACCOUNTS

12.02     Withdrawals from Matching and Regular Contribution
Accounts

     No withdrawals shall be permitted from a Participant's
Matching and Regular Contribution Accounts.

     FINANCIAL HARDSHIP REQUIRED - USE "either", "or" AND "fully vested" IF TWO ACCOUNTS HAVE DIFFERENT VESTING SCHEDULES

12.02     Withdrawals from Matching and Regular Contribution
Accounts

     Subject to the general withdrawal rules below, a Participant who has a 100% vested interest in [either] his Matching [or][and] Regular Contribution Account[s] may withdraw up to [100%][[50%][ %] of such [fully vested ]Account[s][, inclusive of all prior withdrawals,] provided such withdrawal meets the Financial Hardship Rules below.

     FIVE AND TWO YEAR RULE - USE "either", "or" AND "fully vested" IF TWO ACCOUNTS HAVE DIFFERENT VESTING SCHEDULES

12.02     Withdrawals from Matching and Regular Contribution
Accounts

     Subject to the general withdrawal rules below, a Participant who has a 100% vested interest in [either ]his Matching [or][and]
Regular Contribution Account[s] may

     (a) withdraw up to [100%][[50%][ %], inclusive of all prior withdrawals,] of such [fully vested ]Account[s], provided he has completed five or more full years of Plan participation;
or

     (b) withdraw up to [100%][[50%][ %], inclusive of all prior withdrawals,] of that portion of such [fully vested
]Account[s] on deposit for at least two full years as of the date of such withdrawal, if such Participant has not completed five or more full years of Plan participation.

TWO YEAR RULE - USE "either", "or" AND "fully vested" IF TWO
ACCOUNTS HAVE DIFFERENT VESTING SCHEDULES

12.02     Withdrawals from Matching and Regular Contribution
Accounts

     Subject to the general withdrawal rules below, a member who has a 100% vested interest in [either ]his Matching [or][and] Regular Contribution Account[s] may withdraw up to [100%][[50%][ %], inclusive of all prior withdrawals,] of that portion of such [fully vested ]Account[s] on deposit for at least two full years as of the date of such withdrawal.

     FIVE YEAR RULE - USE "either", "or" AND "fully vested" IF
TWO ACCOUNTS HAVE DIFFERENT VESTING SCHEDULES

12.02     Withdrawals from Matching and Regular Contribution
Accounts

     Subject to the general withdrawal rules below, a Participant who has completed five or more full years of Plan participation and has a 100% vested interest in [either ]his Matching [or][and] Regular Contribution Account[s] may elect to withdraw up to [100%][[50%][ %], including all prior withdrawals,] of such [fully vested ]Account[s].

COMPANY MATCHING AND REGULAR CONTRIBUTION ACCOUNTS TREATED
DIFFERENTLY

     COMPANY MATCHING CONTRIBUTION ACCOUNT

          NO WITHDRAWALS

12.02     Withdrawals from Matching Contribution Account

     No withdrawals shall be permitted from a Participant's
Matching Contribution Account.

          FINANCIAL HARDSHIP REQUIRED

12.02     Withdrawals from Matching Contribution Account

     Subject to the general withdrawal rules below, a Participant who has a 100% vested interest in his Matching Contribution Account may withdraw up to [100%][[50%][ %], inclusive of all prior withdrawals,] of such Account, provided such withdrawal meets the Financial Hardship Rules below.

          TWO AND FIVE YEAR RULE

12.02     Withdrawals from Matching Contribution Account

     Subject to the general withdrawal rules below, a Participant who has a 100% vested interest in his Matching Contribution
Account may

     (a) withdraw up to [100%][[50%][ %], including all prior withdrawals,] of such Account, provided he has completed five or more full years of Plan participation; or

     (b) withdraw up to [100%][[50%][ %], inclusive of all prior withdrawals,] of that portion of such Account on deposit for at least two full years as of the date of such withdrawal, if such Participant has not completed five or more full years of Plan participation.

          TWO YEAR RULE

12.02     Withdrawals from Matching Contribution Account

     Subject to the general withdrawal rules below, a member who has a 100% vested interest in his Matching Contribution Account may withdraw up to [100%][[50%][ %], inclusive of all prior withdrawals,] of that portion of such Account on deposit for at least two full years as of the date of such withdrawal.

          FIVE YEAR RULE

12.02     Withdrawals from Matching Contribution Account

     Subject to the general withdrawal rules below, a Participant who has completed five or more full years of Plan participation and has a 100% vested interest in his Matching Contribution Account may withdraw up to [100%][[50%][ %], inclusive of all prior withdrawals,] of such Account.

     COMPANY REGULAR CONTRIBUTION ACCOUNT

          NO WITHDRAWALS

12.02/
12.03     Withdrawals from Regular Contribution Account

     No withdrawals shall be permitted from a Participant's
Regular Contribution Account.

          FINANCIAL HARDSHIP REQUIRED

12.02/
12.03     Withdrawals from Regular Contribution Account

     Subject to the general withdrawal rules below, a Participant who has a 100% vested interest in his Regular Contribution may withdraw up to [100%][[50%][ %], inclusive of all prior withdrawals,] of such Account, provided such withdrawal meets the Financial Hardship Rules below.

          TWO AND FIVE YEAR RULE

12.02/
12.03     Withdrawals from Regular Contribution Account

     Subject to the general withdrawal rules below, a Participant who has a 100% vested interest in his Regular Contribution
Account may

     (a) withdraw up to [100%][[50%][ %], inclusive of all prior withdrawals,] of such Account, provided he has completed five or more full years of Plan participation; or

     (b) withdraw up to [100%][[50%][ %], inclusive of all prior withdrawals,] of that portion of such Account on deposit for at least two full years as of the date of such withdrawal, if such Participant has not completed five or more full years of Plan participation.

          TWO YEAR RULE

12.02/
12.03     Withdrawals from Regular Contribution Account

     Subject to the general withdrawal rules below, a member who has a 100% vested interest in his Regular Contribution Account may withdraw up to [100%][[50%][ %], inclusive of all prior withdrawals,] of that portion of such Account on deposit for at least two full years as of the date of such withdrawal.

     FIVE YEAR RULE

12.02/
12.03     Withdrawals from Regular Contribution Account

     Subject to the general withdrawal rules below, a Participant who has completed five or more full years of Plan participation and has a 100% vested interest in his Regular Contribution
Account may withdraw up to [100%][[50%][ %], inclusive of all prior withdrawals,] of such Account.

     ROLLOVER ACCOUNT

12.0[]    Withdrawals from Rollover Account

     Subject to the general withdrawal rules below, a Participant may elect to withdraw up to 100% of his Rollover Account.

     TRANSFER ACCOUNT

          NO WITHDRAWALS

12.0[]    Withdrawals from Transfer Account

     No withdrawals shall be permitted from a Participant's
Transfer Account.

          WITHDRAWALS WITH SPOUSAL CONSENT

12.0[]    Withdrawals from Transfer Account

     Subject to the general withdrawal rules below, a Participant may elect to withdraw up to 100% of his Transfer Account.
Subject to the consent requirements of Section 7.04, such withdrawal will be distributed under a Qualified Annuity unless the Participant elects to receive such withdrawal in a lump sum.

     USE UNLESS NO VOLUNTARY CONTRIBUTIONS

12.0[]    Withdrawals from Voluntary Contribution Account

     Subject to the general withdrawal rules below, a Participant may elect to withdraw up to 100% of his Voluntary Contribution
Account.

     PRIOR PARTICIPATING CONTRIBUTIONS - DELETE BRACKETED
MATERIAL IF ACCOUNT "DIED" AT LEAST TWO YEARS AGO

12.0[]    Withdrawals from Participating Contribution Account

     Subject to the general withdrawal rules below, a Participant may withdraw up to 100%[ of that portion] of his Prior
Participating Contribution Account[ which has been on deposit for at least two full years as of the date of such withdrawal].

     QUALIFIED ACCOUNTS

12.0[]    Withdrawals from Qualified Matching Contribution and
Qualified
          Nonelective Contribution Accounts

     Subject to the general withdrawal rules below, a Participant who has attained age 59-1/2 may withdraw up to 100% of his Qualified Matching Contribution and Qualified Nonelective
Contribution Accounts.

12.0[]    Financial Hardship Rules

     (a) For purposes of this Article, a Financial Hardship withdrawal may be made only if it is on account of an immediate and heavy financial need of the Participant and is necessary to satisfy such financial need.

     (b) The following needs shall be recognized as immediate and heavy financial needs:

          (i) medical expenses, as described in Section 213(d) of the Code, previously incurred by the Participant, the Participant's spouse or the Participant's dependents, or funds necessary for these persons to obtain medical care described in
Section 213(d) of the Code,

          (ii) purchase of a principal residence for the Participant,

          (iii) tuition payments and related educational fees for the next 12 months of post-secondary education for the Participant or the Participant's spouse, children or other dependents,

          (iv) the need to prevent eviction from or foreclosure on the mortgage of the Participant's principal residence,

          (v) any other financial need as may be promulgated by the Internal Revenue Service, and

          (vi) any other financial stress the satisfaction of which is necessary for the safety, well-being, livelihood or health of the Participant or his immediate family.

     (c) Unless otherwise provided in Subsection (d), the Participant shall provide the Committee with a signed written statement certifying that the Financial Hardship cannot be relieved

          (i) through reimbursement or compensation by insurance or otherwise,

          (ii) by reasonable liquidation of such Participant's assets, including those of his spouse and minor children if they are reasonably available to him,

          (iii)     by discontinuance of Elective Deferral [or
Voluntary ]Contributions, or

          (iv) by other distributions or loans from the Plan or any other qualified plan or loans from commercial sources on reasonable commercial terms.

     (d) In the absence of the above certification, the following requirements will be applicable:

          (i) The Participant must have obtained all other distributions and loans available under all plans maintained by the Employer.

          (ii) Elective Deferral Contributions and any other Employee contributions under all plans maintained by the Employer will be suspended for 12 months following the receipt of the Financial Hardship withdrawal. The Participant's Elective Deferral Contributions under Section 3.01 will automatically be resumed following the required period of suspension, unless the Participant elects otherwise.

          (iii) The limitation of Section 4.01 which is imposed on a Participant's Elective Deferral Contributions for the calendar year immediately following the calendar year of the Financial Hardship withdrawal will be reduced by the amount of such contributions and/or deferrals for the calendar year of such withdrawal.

     (e) The amount of such Financial Hardship withdrawal may not exceed the amount required to meet the specified need plus any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the withdrawal. In addition,[ effective for Plan Years beginning after December 31, 1988,] the amount of such withdrawal from a Participant's Elective Deferral Contribution Account shall be limited to the sum of the Participant's Elective Deferral Contributions made[, plus the income credited to such Account as of the last Valuation Date in 1988].

     (f)  A Financial Hardship withdrawal from a Participant's
Elective Deferral Contribution Account will be available only after the total amount available from all other Accounts has been withdrawn.

ONE INVESTMENT FUND - FIXED INCOME FUND OR GENERAL OR EQUITY FUND

12.0[]    General Withdrawal Rules

     Any withdrawal shall be subject to the following requirements:

          OMIT (a) IF NO LIFE ANNUITIES

     (a) If a Participant elected to receive his benefits in the form of a life annuity in accordance with the provisions of Sections 7.03 and 7.04 at any time, any withdrawal will be distributed under a Qualified Annuity unless such Participant elects to receive such withdrawal in a lump sum. All withdrawals will be considered separate Annuity Starting Dates for purposes of Sections 7.02 and 7.04.

     (a)/(b) Only one withdrawal will be permitted during any Plan Year.

     (b)/(c) A written request for a withdrawal must be submitted to the Committee at least [30][ ] days prior to the withdrawal date.[ Withdrawals will be taken from the Participant's Accounts in the following order:]

          SHORT OR MEDIUM-TERM FIXED INCOME ASSETS OR INSURANCE
COMPANY INVESTMENT CONTRACTS - WITHDRAWALS AS OF FIRST OF ANY
MONTH OR FIRST DAY OF SPECIFIC MONTHS

          W/WO INTEREST - IF NO INTEREST, USE FIRST BRACKETED
WORDS OF SECOND SENTENCE - IF INTEREST, OMIT FIRST BRACKETED
WORDS OF SECOND SENTENCE AND SELECT APPLICABLE MODE - USE LAST
BRACKETED PHRASE IF INTEREST CREDITED

     (c)/(d)   A withdrawal may be requested as of [the first day
of any month] [any [MONTH         ] or [MONTH         ] 1] or at
such other dates as the Committee may fix from time to time with respect to a hardship withdrawal. If requested as of any date other than the day after a Valuation Date, [no investment earnings] [interest at the lowest annual effective rate guaranteed under any insurance company investment contract used for the investment of all or any portion of the Trust Fund] [interest at an annual effective rate of [ %]] will be credited on the amount withdrawn for the period from the last Valuation Date to the [first day of the month preceding or coincident with the ]date specified for the withdrawal.

          GENERAL ASSETS OR LONG-TERM FIXED INCOME ASSETS -
WITHDRAWALS PERMITTED AS OF ANNIVERSARY DATE OR FIRST DAY OF
MONTH FOLLOWING VALUATION DATES (IF MORE THAN ONE)

     (c)/(d)   A withdrawal may be requested as of any
[Anniversary Date] [[MONTH          ] or [MONTH            ] 1]
or at such other dates as the Committee may fix from time to time with respect to a hardship withdrawal, providing the market value of Trust Fund assets, adjusted for contributions and payment activity has not declined and there is no significant adverse economic effect on the Trust Fund. If requested as of any date other than the day after a Valuation Date, no investment earnings will be credited on the amount withdrawn for the period from the last Valuation Date to the date specified for the withdrawal.

     ALL PLANS

     (d)/(e)   The minimum amount that may be withdrawn is [$500]
[$      ] or the balance in the Participant's Accounts from which
a current withdrawal is permitted, if less. The minimum amount limitation shall not apply in the case of a hardship withdrawal.

          OMIT IF NO LOANS

     (e)/(f) If a loan is outstanding at the time a withdrawal is requested, such withdrawal shall be permitted only to the extent that the remaining vested Account balance under the Plan will be at least 100% of the outstanding loan balance as of the date of the withdrawal.

TWO INVESTMENT FUNDS

12.0[]    General Withdrawal Rules

     Any withdrawal shall be subject to the following requirements:

          OMIT (a) NO LIFE ANNUITIES

     (a) If a Participant elected to receive his benefits in the form of a life annuity in accordance with the provisions of Sections 7.03 and 7.04 at any time, any withdrawal will be distributed under a Qualified Annuity unless such Participant elects to receive such withdrawal in a lump sum. All withdrawals will be considered separate Annuity Starting Dates for purposes of Sections 7.02 and 7.04.

     (a)/(b) Only one withdrawal will be permitted during any Plan Year.

     (b)/(c) A written request for a withdrawal must be submitted to the Committee at least [ ][30] days prior to the withdrawal date[ and must specify the investment fund from which the withdrawal is to be taken].[ Withdrawals will be taken from the investment funds proportionately.] [ Withdrawals will be taken from the Participant's Accounts in the following order:]

WITHDRAWALS AS OF FIRST OF ANY MONTH OR FIRST DAY OF SPECIFIC
MONTHS

     (c)/(d)   A withdrawal may be requested as of

          (i)  [the first day of any month][any [MONTH         ]
or [MONTH         ] 1], or at such other dates as the Committee
may fix from time to time with respect to a hardship withdrawal, from that portion of the Participant's Account which is invested
in the [NAME OF FIXED INCOME FUND             ].  If requested as
of any date other than the day after a Valuation Date, [no investment earnings] [interest at the lowest annual effective rate guaranteed under any insurance company investment contract used for the investment of all or any portion of the Trust Fund] [interest at an annual effective rate of [ %]] will be credited on the amount withdrawn for the period from the last Valuation Date to the [first day of the month preceding or coincident with the ]date specified for the withdrawal.

          (ii) any [ANNIVERSARY DATE] [[MONTH            ] or
[MONTH             ] 1], or such other dates that the Committee
may fix from time to time with respect to a hardship withdrawal, from that portion of the Participant's Account which is invested
in the [NAME OF EQUITY OR GENERAL FUND              ], providing
the market value of such fund, adjusted for contributions and payment activity, has not declined and there is no significant adverse economic effect on the Trust Fund. If requested as of any date other than the day after a Valuation Date, no investment earnings will be credited on the amount withdrawn for the period from the last Valuation Date to the date specified for the withdrawal.

WITHDRAWALS PERMITTED AS OF ANNIVERSARY DATE OR FIRST DAY OF
MONTH FOLLOWING VALUATION DATES (IF MORE THAN ONE)

     (c)/(d)   A withdrawal may be requested as of any
[ANNIVERSARY DATE] [MONTH        ] or [MONTH           ] 1], or
at such other dates as the Committee may fix from time to time with respect to a hardship withdrawal, providing that if the Participant's Account includes any investment in the [NAME OF GENERAL FUND], withdrawal of such portion of the Participant's Account will be permitted only if the market value of Trust Fund assets invested in such fund, adjusted for contributions and payment activity has not declined and there is no significant adverse economic effect on the Trust Fund. If requested as of any date other than the day after a Valuation Date, no investment earnings will be credited on the amount withdrawn for the period from the last Valuation Date to the date specified for the withdrawal.

ALL PLANS

     (d)/(e)   The minimum amount that may be withdrawn is [$500]
[$      ] or the balance in the Participant's Accounts from which
a current withdrawal is permitted, if less. The minimum amount limitation shall not apply in the case of a hardship withdrawal.

          OMIT IF NO LOANS

     (e)/(f) If a loan is outstanding at the time a withdrawal is requested, such withdrawal shall be permitted only to the extent that the remaining vested Account balance under the Plan will be at least 100% of the outstanding loan balance as of the date of the withdrawal.

USE FOLLOWING, IF APPLICABLE WITH EITHER GENERAL WITHDRAWAL RULES

     (f)/(g)   The Company's Matching Contributions to the
Participant's Matching Contribution Account shall be suspended for [six][ ] months if a withdrawal is made from his Elective
Deferral Contribution or Matching Contribution Account.

     (g)/(h)   All suspension periods run consecutively.

     (h)/(i) The Company's contributions shall automatically be resumed following the required period of suspension, unless the Participant elects not to make Elective Deferral Contributions.

                                   ARTICLE 13

                                      LOANS


INACTIVE LOAN PROVISIONS

13.01     Activation of Loan Provisions

     The Committee, solely in its discretion and in accordance with the provisions of this Article, may permit Participants to borrow from the Trust Fund.

13.02     Amount of Loans and Terms of Repayment

     At such time as loans are permitted, the Committee shall promulgate any additional specific rules and regulations governing all aspects of this Article as it deems necessary. The following general rules shall serve as the basis for any specific rules and regulations:

ACTIVATED LOAN PROVISIONS

13.01     Amount of Loans and Terms of Repayment

     The Committee shall promulgate any additional specific rules and regulations governing all aspects of this Article as it deems necessary. The following general rules shall serve as the basis for any specific rules and regulations:

ALL PLANS

     USE IF LOANS FOR ANY REASON

     (a) Upon written application on forms provided by the Committee, the Committee may grant a loan to a Participant, except shareholder employees or owner employees as referred to in
Section 4975(d) of the Code.

     USE IF LOANS FOR HARDSHIP ONLY

     (a) Upon written application on forms provided by the Committee, the Committee may grant a loan to a Participant, except shareholder employees or owner employees as referred to in
Section 4975(d) of the Code, for the following purposes:

          (i) medical expenses, as described in Section 213(d) of the Code, previously incurred by the Participant, the Participant's spouse or the Participant's dependents, or the funds necessary for these persons to obtain medical care described in Section 213(d) of the Code,

          (ii) purchase of a principal residence for the Participant,

          (iii) tuition payments and related educational fees for the next 12 months of post-secondary education for the Participant or the Participant's spouse, children or other dependents,

          (iv) the need to prevent eviction from or foreclosure on the mortgage of the Participant's principal residence, or

          (v) any other financial stress the satisfaction of which is necessary for the safety, well-being, livelihood or health of the Participant or his immediate family.

          The Participant may be required to furnish such evidence of purpose and need as the Committee deems necessary.

ALL PLANS

     (b)  The minimum amount of any loan shall be [$1,000][$
].

     (c)  In no event shall a loan exceed the lesser of

          (i) $50,000, reduced by the highest outstanding loan balance during the one-year period ending on the day before the date on which any new loan is to be granted, or

          (ii) 50% of the amount to which the Participant is vested under this Plan on the date the loan is granted.

     (d) Each loan granted to a Participant must be repaid in full before any subsequent loan is granted to such Participant.

     (e)  All loans [issued ]under this Article [subsequent to
October 18, 1989]shall be considered investments of the [Trust
Fund][Account of the Participant to whom the loan is granted[ and shall be charged to the Accounts[and investment funds] [as designated by the Participant][proportionately]]].

          [The Participant's Accounts shall be charged in the following order:]

          LIST ACCOUNTS AS SPECIFIED ON SPECS

          Interest shall be charged thereon at a rate determined on the basis of loans granted under similar circumstances by financial institutions in the locale of the Company's principal place of business.

          PLANS IN EFFECT BEFORE OCTOBER 18, 1989 WITH ACTIVATED
LOANS

          Notwithstanding the foregoing, the interest rate charged on any prior loans outstanding as of October 18, 1989 shall be determined under the provisions of the Plan prior to this amendment, unless such loans are renegotiated, renewed or extended, in which event such prior loans shall be treated as new loans.

          If a loan is granted as of any date other than the day after a Valuation Date, no investment earnings will be credited on the amount of the loan for the period from the last Valuation
Date to the date the loan is granted.

     (f) Each loan shall be secured by the assignment of not more than 50% of the Participant's vested Account balance on the date the loan is granted, a promissory note executed by the Participant and such additional collateral as the Committee shall require to assure repayment of the loan and all interest payable thereon.

     (g) Each loan shall be repaid by the Participant either through payroll deductions or in such other manner as the Committee shall determine, provided such payment schedule does not permit payment less frequently than quarterly. All payment schedules shall be calculated to amortize principal and interest in level payments over the period of the loan as agreed to by the Committee and the Participant not to exceed five years from the date of such loan. Notwithstanding the foregoing, in the event a loan is approved for the purchase of a principal residence, the five-year repayment requirement will not be applicable.

          USE FOLLOWING PARAGRAPH IF LOAN IS INVESTMENT OF
MEMBER'S ACCOUNT

          Principal and interest payments shall be credited to the Account of the Participant to whom the loan is granted[ in the same manner as the loan was charged[ and shall be invested in accordance with the Participant's current investment election]].

USE IF ACCELERATION CLAUSE DESIRED

     [(h) Except as provided in Subsection (k), upon a Participant's termination of employment for any reason, the entire unpaid balance of the loan shall be due and payable.]

     (h)/(i) If a Participant should fail to make a payment when due, the entire unpaid balance of the loan shall be in default and the Committee shall take any one or more of the following steps, as it deems necessary, to secure repayment of such loan:

          (i) Deduct the amount of the outstanding indebtedness from the Participant's Account, to the extent permitted and available under law and in accordance with the terms of the Plan. Such deduction will not occur until a distributable event occurs under the terms of the Plan.

          (ii) Instruct the Trustee to sell any property held as collateral for such loan.

          (iii)     Take such other steps as may be required.

     (i)/
     (j) Each loan will require that within the 90-day period before the granting of the loan, the Participant and, if married, his spouse, consent to such loan in writing, and acknowledge the reduction in the Participant's Account in the event the loan is in default.

     (j)/
     (k) Any Participant who is a "party in interest" as defined in ERISA Section 3(14) and who ceases to be an active Eligible Employee may be eligible to borrow from the Plan under terms and conditions reflecting valid differences between active Participants and other Participants which would be considered in a normal commercial setting, such as the unavailability of payroll deductions for repayment. In addition, there will be an annual fee for the administration of each of such loans of $100. In no event will loans be unreasonably withheld from any eligible applicant.

     (k)/
     (l) No distribution from the Plan upon termination of employment for any reason shall be made to any Participant or Beneficiary unless and until all loans, including interest thereon, have been fully repaid.

PLANS IN EFFECT BEFORE AUG. 13, 1982 WITH ACTIVATED LOAN
PROVISIONS

     (l)/
     (m) Notwithstanding the foregoing, any prior loans outstanding as of August 13, 1982, shall not be subject to the limitations set forth in Subsection (b) and shall be repaid in accordance with the terms agreed upon when the loans were granted, unless such loans are renegotiated, renewed or extended, in which event such prior loans shall be treated as new loans.

PLANS IN EFFECT BEFORE JAN. 1, 1987 WITH ACTIVATED LOAN PROVISION

     (m)/
     (n) Notwithstanding the foregoing, any prior loans outstanding as of January 1, 1987 shall be repaid in accordance with the terms agreed upon when the loans were granted, unless such loans are renegotiated, renewed or extended, in which event such prior loans shall be treated as new loans.

                                   ARTICLE 14

                               GENERAL PROVISIONS


14.01     Exclusiveness of Benefits

IF AMENDED PLAN USE FIRST BRACKETED MATERIAL - IF NEW PLAN USE
SECOND BRACKETED MATERIAL - USE 3.08 and 4.02 for PROFIT-SHARING
AND MONEY PURCHASE AND 3.10 AND 4.03 FOR 401(K) AND THRIFT

     USE FOR ALL PLANS UNLESS TAX-EXEMPT

     The Plan has been created for the exclusive benefit of the Participants and their Beneficiaries. No part of the Trust Fund shall ever revert to the Company nor shall such Trust Fund ever be used other than for the exclusive benefit of the Participants and their Beneficiaries, except as provided in Sections 3.10[ and
9.03][, 9.03  and [14.10][       ]]] and Subsection 4.03(d)
provided, however, that contributions made by the Company by mistake of fact or which are not deductible under Section 404 of the Code, may be returned to the Company within one year of the mistaken payment of the contribution or the date of disallowance of the deduction, as the case may be. All contributions made by the Company shall be conditional upon their deductibility under
Section 404 of the Code. No person shall have any interest in or right to any part of the Trust Fund, or any equitable right under the Trust Agreement, except to the extent expressly provided in the Plan or Trust Agreement.

     USE IF TAX-EXEMPT

     The Plan has been created for the exclusive benefit of the Participants and their Beneficiaries. No part of the Trust Fund shall ever revert to the Company nor shall such Trust Fund ever be used other than for the exclusive benefit of the Participants and their Beneficiaries, except as provided in Sections 3.10[ and
9.03][, 9.03  and [14.10][       ]]] provided, however, that
contributions made by the Company by mistake of fact, may be returned to the Company within one year of the mistaken payment of the contribution. No person shall have any interest in or right to any part of the Trust Fund, or any equitable right under the Trust Agreement, except to the extent expressly provided in the Plan or Trust Agreement.

14.02     Limitation of Rights

     Neither the establishment of the Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the purchase of any policy, nor the payment of any benefits shall be construed as giving any Participant, Beneficiary, or any other person whomsoever, any legal or equitable right against the Company, the Committee, or the Trustee, unless such right shall be specifically provided for in the Plan or conferred by affirmative action of the Committee or the Company in accordance with the terms and provisions of the Plan; or as giving any Participant or any other employee of the Company the right to be retained in the service of the Company and all Participants and other employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.

14.03  Limitation of Liability and Legal Actions

     In any action or proceeding involving the Trust Fund, or any part thereof, or the administration thereof, the Company, the Committee, and the Trustee shall be the only necessary parties. Any final judgment entered in any such action or proceeding, which is not appealed or appealable, shall be binding and conclusive on the parties thereto, and all persons having or claiming to have an interest in the Trust Fund or under the Plan.

14.04     Construction of Agreement

     The Plan shall be construed according to the laws of the State in which the Company named under Article l has its principal place of business, and all provisions hereof shall be administered according to, and its validity shall be determined under, the laws of such State except where pre-empted by Federal law.

14.05     Title to Assets

     No Participant, Beneficiary or any other person shall have any legal or equitable right or interest in the funds set aside by the Company, or otherwise received or held under the Plan, or in any assets of the Trust Fund, except as expressly provided in the Plan, and no Participant, Beneficiary or any other person shall be deemed to possess a right to any assets except as herein provided.

14.06     Severability

     Should any provision of the Plan or any regulations adopted thereunder be deemed or held to be unlawful or invalid for any reason, such fact shall not adversely affect the other provisions or regulations unless such invalidity shall render impossible or impractical the functioning of the Plan and, in such case, the appropriate parties shall immediately adopt a new provision or regulation to take the place of the one held illegal or invalid.

14.07     Titles and Headings

     The titles and headings of the Sections in this instrument are for convenience of reference only and, in the event of any conflict, the text rather than such titles or headings shall control.

14.08     Counterparts as Original

     The Plan has been prepared in counterparts, each of which so prepared shall be construed an original.

14.09     Merger of Plans

     Upon the merger or consolidation of any other plan with this Plan or the transfer of assets or liabilities from this Plan to any other plan, all Participants of this Plan shall be entitled to a benefit immediately after the merger, consolidation or transfer (if the merged, consolidated or transferee plan had then been terminated) at least equal to the benefit they would have been entitled to immediately prior to such merger, consolidation or transfer (if the Plan had then terminated).

USE ONLY IF PLAN HAS OWNER-EMPLOYEES PARTICIPATING

14.10     Special Rules with Respect to Owner-Employees

     If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business for which this Plan is established and one or more other trades or businesses, this Plan and the plan established for other trades or businesses must, when looked at as a single plan, satisfy Sections 401(a) and (d) of the Code for the employees of this Plan and all other trades and businesses.

     If the Plan provides contributions or benefits for one or more Owner-Employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies Sections 401(a) and (d) of the Code and which provides contributions and benefits not less favorable than provided for Owner-Employees under this Plan.

     If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.

     For purposes of the preceding paragraphs, an Owner-Employee, or two or more Owner-Employees, will be considered to control a trade or business if the Owner-Employee, or two or more Owner-
Employees together:

     (a) own the entire interest in an unincorporated trade or business, or

     (b) in the case of a partnership, own more than 50 percent of either the capital interest or the profits interest in the partnership.

     For purposes of the preceding sentence, an Owner-Employee, or two or more Owner-Employees shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee or such two or more Owner- Employees, are considered to control within the meaning of the preceding sentence.

NEW PLANS ONLY

14.10     Internal Revenue Service Approval

     USE FOR ALL NEW PLANS UNLESS TAX EXEMPT

     If the Plan shall not be initially approved and qualified by the Internal Revenue Service as meeting the requirements of the Code or any other applicable act so as to permit the Company, for income tax purposes, to deduct its contributions to the Trust, all of the Company's contributions to the Trust Fund shall be returned to the Company, provided the application for the determination is made by the time prescribed by law for the filing of the Company's return for the taxable year in which such Plan was adopted, or such later date as the Secretary of the Treasury may prescribe. In such event, the Plan shall be null and void.

     USE IF TAX EXEMPT

     If the Plan shall not be initially approved and qualified by the Internal Revenue Service as meeting the requirements of the Code or any other applicable act, all of the Company's contributions to the Trust Fund shall be returned to the Company, provided the application for the determination is made by the time prescribed by law for the filing of the Company's return for the fiscal year in which such Plan was adopted, or such later date as the Secretary of the Treasury may prescribe. In such event, the Plan shall be null and void.


IN WITNESS WHEREOF, the parties hereto have caused this Plan to
be duly executed this           day of             , 199 .

     [C]


ATTEST:   By: